Exhibit (c)(5)

CONFIDENTIAL

Discussion Materials – March 29, 2010

CONFIDENTIAL

Disclaimer

This presentation and the information contained herein is confidential and has been prepared exclusively for the benefit and internal use of the Special Committee of the Board of Directors of Rubio’s Restaurants, Inc. (the “Company”), in order to assist the Special Committee in evaluating, on a preliminary basis, a possible transaction or transactions and does not convey any right of publication or disclosure, in whole or in part, to any other party without the prior written consent of Cowen. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by Cowen to the Special Committee.

The information in this presentation is based upon management forecasts supplied to Cowen and reflects prevailing conditions and Cowen’s views as of this date, all of which are accordingly subject to change. Cowen’s estimates constitute Cowen’s judgment and should be regarded as indicative, preliminary and for illustrative purposes only. In preparing this presentation, Cowen has with your consent, assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to us by the management of the Company or which is publicly available or was otherwise reviewed by Cowen. Cowen’s analysis is not and does not purport to be appraisals of the assets, stock or business of the Company or any other entity. Cowen does not make representations as to the actual value which may be received in connection with a transaction or as to the price at which the Company’s securities may trade at any time. Cowen does not address any legal, tax or accounting effects of consummating a transaction or any other alternative. The information in this presentation does not take into account the effects of a possible transaction or transactions involving an actual or potential change of control, which may have significant valuation and other effects. This presentation does not represent a fairness opinion, recommendation, valuation or opinion of any kind. Cowen does not have any obligation to update, revise or reaffirm this presentation.

The information contained herein, as well as any other advice, services or other information provided to you by Cowen, is being provided pursuant to and subject to the terms of our engagement letter with the Board and may not be used or relied upon in any manner, nor are any duties or obligations created with respect thereto. This presentation does not constitute a commitment by Cowen or any of its affiliates to underwrite, subscribe for or place any securities to extend or arrange credit or to provide any other service.

Cowen policy mandates that no Cowen employee may directly or indirectly offer a company favorable research or threaten to change research as consideration or inducement for the receipt of business or compensation.

DISCUSSION MATERIALS

CONFIDENTIAL

Table of Contents

Page

I. Process Update & Bid Summary 2

II. Restaurant Market Update 9

III. Rubio’s Overview 17

IV. Valuation Overview 31

V. Discussions and Q&A 60

DISCUSSION MATERIALS 1

CONFIDENTIAL

I. Process Update & Bid Summary

CONFIDENTIAL

Summary

At the direction of the Special Committee, Cowen initially approached 83 parties to solicit interest in acquiring Rubio’s

Five interested parties submitted initial indications of interest at the end of the first round of bidding

Two bidders elected to submit final round bids

Total Contacted

Initial Teaser & Draft CA Offering Memo/ Initial Final

Targeted Contact NDA Sent Received CA Signed Bid Letter Sent Bids Received (a) Bids Received (a)

Strategic Contacts 30 30 10 1- - - -

Financial Contacts 53 53 40 32 30 30 5 2

Totals 83 83 50 33 30 30 5 2

Active

Initial Teaser & Draft CA Offering Memo/ Initial Final

Targeted Contact NDA Sent Received CA Signed Bid Letter Sent Bids Received (a) Bids Received (a)

Strategic Contacts - - - - - - - -

Financial Contacts 3 3 3 3 3 3 2 2

Totals 3 3 3 3 3 3 2 2

Passed

Initial Teaser & Draft CA Offering Memo/ Initial Final

Targeted Contact NDA Sent Received CA Signed Bid Letter Sent Bids Received Bids Received

Strategic Contacts 30 30 10 1 - - - -

Financial Contacts 50 50 37 29 27 27 3 -

Totals 80 80 47 30 27 27 3 -

I. PROCESS UPDATE & BID SUMMARY

(a) One of the bids includes two separately contacted parties.

DISCUSSION MATERIALS 3

CONFIDENTIAL

Commentary on Exited Parties

Three parties that submitted initial bids withdrew themselves from the process following additional diligence

Party A Party B Party C

Lack of restaurant experience Unit economics don’t warrant growth Existing unit economics are not plan compelling

Limited take-private experience High capex limits leverage that can be Performance of 2009 unit openings put on the company (limiting return concerning

possibilities)

Hostile public process Concurrently working on closing deal Restaurant design and ambience with Brinker’s On The Border don’t match the quality of the food

(announced on 3/25)

High capex model Couldn’t move higher than initial bid Would want to remodel entire store range of $8.00-$8.25 (vs. public bid of base but…

$8.50) ? Track record of new prototype not

established

Risk/reward of capex involved in

remodeling not adequate

Unit growth should be halted

Would have bid $8.00 with room to

potentially move up to $8.50 (vs.

public bid of $8.50)

I. PROCESS UPDATE BID& SUMMARY

DISCUSSION MATERIALS 4

CONFIDENTIAL

Overview of Bids

Overview of Final Bids

Meruelo/

Bidder Mill Road Levine Leichtman

Bid Price $8.60 $8.50

Implied Public Comparable LTM EBITDA Multiple (a) 6.6x 6.5x

Implied Premium

Current Price: $7.90 (3/26/10) 8.9% 7.6%

Unaffected Price: $6.00 (10/14/09) 43.3% 41.7%

Form of Consideration Cash Cash

Plan to Utilize Debt Yes Yes

Financing Contingency No No

Executive in Residence—Alex Meruelo

Cossette, Galaxy La Pizza Loca, Quiznos,

Comparable/Cited Investments Cici’s Pizza, Wetzel’s

Nutritional Foods Pretzels

Additional Comment Founder is a PNRA BOD Public 13-D Filer. $8.50

member bid in last filing

I. PROCESS UPDATE BID& SUMMARY

(a) LTM EBITDA and cash as of February 21, 2010 per management. Public Comparable EBITDA excludes impairment and loss on disposal.

DISCUSSION MATERIALS 5

CONFIDENTIAL

Summary of Bid Terms

Mill Road Capital Meruelo/Levine Leichtman

Bid Amount

$8.60 per share in cash

$8.50 per share in cash

Financing Required

Not subject to any financing condition

No separate financing condition

No reps or covenants relating to financing

Minimum unrestricted cash on hand:

Significant conditions in commitment letter:

$5.1MM

Funded consolidated Senior and Total Debt (including LCs and

Financing covenant requires Purchaser

unpaid wage settlement obligations) after giving effect to the to use commercially reasonable efforts

transactions, limited to 3.25x TTM adjusted EBITDA

to obtain the financing in a timely

Revolver not drawn by more than $1MM

manner or alternative financing on

terms not less beneficial to Purchaser to

Minimum revolver availability of $1.5MM

timely (taking into account the Outside

Minimum TTM adjusted EBITDA of $14MM

Date) consummate the transactions

Post-closing cash on hand of at least $4MM

Transaction Structure

Reverse Triangular Merger

Reverse Triangular Merger

Additional Due Diligence Required

Confirmatory legal and accounting due diligence

Confirmatory business and legal

diligence

Internal Approvals Required

None

Not clear

Timing

30 day exclusivity period proposed

45 to 60 days from signing exclusivity

Form of Merger Agreement Comments

Moderate comments

Different Form of Merger Agreement

Deal Protection/Fiduciary Out/

Limitations on right to consider a third party proposal

Go Shop Period

Breakup Fee

Limitations on right to change board recommendation

Limitations on right to change board

Match right

recommendation

3% Break Up Fee [compared to our proposal of 2%]

Limitations on disclosure rights

$3MM breakup fee; exclusive remedy

Bidder’s Obligation to Close (Specific

Right to Specific Performance mutual

Only Buyer has right to specific

Performance, Equity Commitment Letter,

Guaranty by MRC

performance

Guaranty, Reverse Breakup Fee, etc.)

Availability of Funds confirmed

No parent guaranty provided

No reverse break fee [expects no financing issues]

Reverse termination fee of $3MM for

buyer breach of representation or

covenant; sole and exclusive remedy

I. PROCESS UPDATE BID& SUMMARY

DISCUSSION MATERIALS 6

CONFIDENTIAL

Summary of Bid Terms (Cont.)

Mill Road Capital Meruelo/Levine Leichtman

D&O Indemnification/Insurance

3 years [versus standard 6 years]

Six years

Amount of premium for tail insurance unspecified

[versus 300% proposed]

Representations and Warranties

No actions taken which would have breached operating covenants

Somewhat more detailed

Eliminated MAE qualifications throughout

Further review required to compare

Very broad representation regarding information provided to buyer proposed merger agreement if

warranted

Treatment of Stock Options

As proposed in the draft merger agreement, cash payment of spread

Acceleration of vesting of options and

based on merger consideration for vested options and RSUs at closing;

RSUs and pay out spread at closing

cash payment for unvested options and RSUs upon later vesting

Deleted third party beneficiary clause relating to holders of options and RSUs

Other Covenants

No right to commit to new leases beyond new store openings schedule

Very extensive operating covenants

Eliminated “ordinary course of business” exception to operating

Payoff Letter for Pacific Western Bank

covenants throughout

Assist in Financing

MAC

Accepted our MAC, but eliminated carveout for relating to changes in

Market MAC

relationships with employees arising from transaction

Company MAC carveouts do not include

natural disasters, changes in law or

accounting, changes in trading price or

volume, failure to meet revenue or

earnings projections

Other Conditions to Closing

Added consents condition [including third party consents]

Minimum Cash — $5.1MM unrestricted;

no trade accounts payable over 45 days

prior to closing

Resignations of directors

No indebtedness under any credit facility

Legal opinion [unspecified]

Appraisal rights less than 5%

Truth of capitalization and due authority

representation in all material respects

Provided by Company Counsel.

No stockholder litigation

I. PROCESS UPDATE BID& SUMMARY

DISCUSSION MATERIALS 7

CONFIDENTIAL

Summary of Bid Terms (Cont.)

Mill Road Capital Meruelo/Levine Leichtman

Termination

Eliminated right to terminate for superior proposal

Right to terminate if fail to reaffirm

Added right to terminate for failure to reject a tender offer or reaffirm recommendation

deal five business days following commencement or request

Right to terminate if another party

Drop dead date June 30, 2010 too aggressive [typically 4 months from acquires 20% of outstanding voting

signing]

stock

Expense reimbursement if termination

for breach of representation, no vote by

stockholders

Other Matters

Proposes Voting Agreement with unspecified persons

Proposes Voting Agreement with

unspecified persons

Parent Guaranty

MRC to guaranty buyer obligations; no comments on form of guaranty

None offered — reverse termination fee

sole and exclusive remedy

I. PROCESS UPDATE & BID SUMMARY

Provided by Company Counsel.

DISCUSSION MATERIALS 8

CONFIDENTIAL

II. Restaurant Market Update

CONFIDENTIAL

Restaurant Operating Environment Summary

Same-store sales trends have begun to bottom out and improve

Weakest category is now QSR

Limited visibility to sustainability of turnaround based upon mixed economic data

New unit growth restrained and closures taking place

Capacity growth is limited/few unit growth stories

Large systems being rationalized and smaller, independents closing stores

Commodities and cost-cuts have provided margin relief

The commodity “bubble” has burst in 2009, and 2010 looks manageable

Internal cost-cutting/“belt tightening” has allowed for improved profitability

Restaurant stocks have rebounded strongly in 2009/early 2010

EPS “beats” have helped, but top-line needs to improve from here

Anticipation of economic recovery already “baked in” or perhaps overdone

Expectations for 2010 are still cloudy

Sales improvement will likely lag economic recovery

Stocks may move “sideways” for some time as valuations have returned to normalized levels

Recent health care legislation provides a “psychological” negative to the restaurant industry

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS 10

CONFIDENTIAL

Same-Store Sales Trends

Same-store sales results have trended negatively across the restaurant industry over the past several years

The industry apppears to have bottomed out in 2009. In Q4, driven by strong results at Panera and Pei Wei, same-store sales inched positive in the fast casual segment

Quarterly Same-Store Sales Results — Restaurants

15.0% 10.0 5.0 0.0 (5.0) (10.0) (15.0)

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2004 2005 2006 2007 2008 2009

Coffee & Snacks Full Service—Casual Dining Family Dining Fast-Casual QSR Full Service—Specialty Dining Knapp Track

II. RESTAURANT MARKET UPDATE

Note: Per company press releases and Wall Street research as of March 26, 2010. Q4 represents actual results for companies that have reported Q4 results and Wall Street estimates for those that are yet to report.

DISCUSSION MATERIALS 11

CONFIDENTIAL

Declining Unit Growth Rates

While the leading chains continue to open new units, albeit at a slower pace, the overall industry is contracting due largely to declining independent unit counts

Overall Restaurant Supply Growth

(YoY Growth %)

8.0% 5.0% 2.0% (1.0%) (4.0%)

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

% Change Total Units % Change Number of Units—Top 100 Chains

In the current environment, there are very few companies still increasing units at a double digit pace

II. RESTAURANT MARKET UPDATE

Unit Growth Rates 2004 – 2011E

2004

2005

2006

2007

2008

2009

2010E

2011E

Growth Brands

Buffalo Wild Wings

24.9%

20.9%

15.9%

14.9%

13.6%

16.4%

13.5%

11.6%

BJ’s Restaurants

12.5%

22.2%

25.0%

23.6%

20.6%

12.2%

10.9%

15.7%

Chipotle Mexican Grill

34.6%

21.9%

18.8%

21.2%

18.9%

14.2%

13.1%

13.0%

Cheesecake Factory

22.7%

12.0%

19.4%

23.6%

5.3%

0.6%

1.2%

4.3%

California Pizza Kitchen

1.8%

9.9%

9.0%

12.7%

9.1%

0.0%

7.1%

6.7%

McCormick & Schmick’s

23.8%

13.5%

11.9%

24.2%

12.2%

1.1%

4.3%

5.2%

Panera Bread

23.1%

11.6%

24.2%

19.8%

7.7%

4.2%

6.2%

6.6%

P.F. Chang’s

29.5%

25.1%

23.9%

22.0%

10.1%

4.3%

2.2%

3.8%

Red Robin Gourmet Burgers

17.0%

17.3%

16.1%

10.7%

10.2%

3.8%

3.9%

4.4%

Texas Roadhouse

19.1%

14.5%

13.6%

13.5%

10.2%

5.4%

5.4%

6.6%

Mean

20.9%

16.9%

17.8%

18.6%

11.8%

6.2%

6.8%

7.8%

Median

22.9%

15.9%

17.4%

20.5%

10.2%

4.2%

5.8%

6.6%

Mature Brands

Brinker (a)

5.3%

7.6%

2.1%

11.0%

4.7%

0.5%

0.9%

2.5%

Darden (b)

2.0%

1.7%

1.9%

2.5%

3.1%

4.2%

2.8%

3.8%

Morton’s

1.5%

5.8%

5.5%

6.5%

1.2%

(7.2%)

0.0%

1.3%

O’Charley’s

9.7%

5.8%

4.0%

0.8%

1.9%

0.3%

(1.1%)

0.0%

Ruby Tuesday

12.0%

9.4%

9.3%

6.0%

0.8%

(4.7%)

(0.4%)

0.8%

Ruth’s Chris (c)

(3.4%)

7.0%

8.7%

18.0%

7.6%

2.0%

0.7%

4.6%

Mean

4.5%

6.2%

5.3%

7.5%

3.2%

(0.8%)

0.5%

2.2%

Median

3.6%

6.4%

4.8%

6.3%

2.5%

0.4%

0.3%

1.9%

Micro Cap

Caribou Coffee

Source: Public filings and Wall Street research.

(a) 2009 growth excludes impact of Macaroni Grill divestiture. (b) 2008 growth excludes impact of RARE acquisition. (c) 2008 growth excludes impact of Mitchell’s Fish Market acquisition.

DISCUSSION MATERIALS 12

CONFIDENTIAL

COWEN AND COMPANY

# 2009 EPS Estimates Topped by Many

Given low expectations going into 2009 and significant cost-cutting and commodity price improvement, about 60% of restaurant companies topped initial earnings estimates

**Restaurant 2009 EPS Expectations vs. Results**

| Company Name | 2009 EPS (a) Estimate as of 12/31/2008 | 2009 EPS (a) Actual 12/31/2009 | % Change |
|---|---|---|---|
| Carrols Restaurant Group | $0.51 | $1.06 | 107.8% |
| Chipotle Mexican Grill | 2.40 | 3.95 | 64.6% |
| Ruby Tuesday | 0.43 | 0.69 | 60.5% |
| DineEquity | 1.46 | 2.31 | 58.2% |
| Denny's Corp. | 0.28 | 0.42 | 50.0% |
| Texas Roadhouse | 0.50 | 0.70 | 40.0% |
| Brinker | 1.06 | 1.43 | 34.9% |
| Starbucks | 0.73 | 0.97 | 32.8% |
| P.F. Chang's | 1.42 | 1.87 | 31.7% |
| California Pizza Kitchen | 0.60 | 0.77 | 28.3% |
| Bob Evans | 1.81 | 2.29 | 26.5% |
| Cracker Barrel Old Country Store | 2.69 | 3.38 | 25.7% |
| Domino's Pizza | 0.75 | 0.92 | 22.7% |
| Cheesecake Factory | 0.90 | 1.06 | 17.8% |
| Darden | 2.57 | 2.79 | 8.8% |
| BJ's Restaurants | 0.50 | 0.54 | 8.0% |
| Panera Bread | 2.60 | 2.77 | 6.5% |
| Peets Coffee & Tea | 1.00 | 1.05 | 5.0% |
| Yum! Brands | 2.08 | 2.17 | 4.3% |
| Buffalo Wild Wings | 1.63 | 1.69 | 3.7% |
| McDonald's | 3.85 | 3.99 | 3.6% |
| AFC Enterprises | 0.72 | 0.74 | 2.8% |
| Jack In The Box | 2.24 | 2.21 | (1.3%) |
| CEC Entertainment | 2.75 | 2.67 | (2.9%) |
| Tim Hortons | 1.83 | 1.74 | (4.9%) |
| Burger King | 1.64 | 1.48 | (9.8%) |
| Papa John's | 1.72 | 1.50 | (12.8%) |
| **Rubio's Restaurants** | **0.14** | **0.12** | **(14.3%)** |
| CKE Restaurants | 0.89 | 0.75 | (15.7%) |
| Red Robin Gourmet Burgers | 1.74 | 1.40 | (19.5%) |
| Einstein Noah Restaurant Group | 1.00 | 0.71 | (29.0%) |
| Sonic | 1.06 | 0.71 | (33.0%) |
| McCormick & Schmick's | 0.50 | 0.32 | (36.0%) |
| Benihana | 0.46 | 0.19 | (58.7%) |
| Wendy's/Arby's Group | 0.43 | 0.16 | (62.8%) |
| Morton's | 0.30 | 0.07 | (76.7%) |
| Ruth's Chris | 0.35 | 0.04 | (88.6%) |
| Caribou Coffee | (0.10) | 0.26 | NM |
| O'Charley's | (0.25) | 0.20 | NM |
| Jamba Juice | (0.17) | (0.17) | NM |
| Landry's Restaurants | 1.11 | (0.20) | NM |
| Kona Grill | (0.20) | (0.44) | NM |
| Krispy Kreme | 0.15 | NA | NM |
| Cosi | (0.06) | (0.20) | NM |
| Luby's | (0.15) | NA | NM |
| Steak N Shake | (1.16) | NA | NM |
| | | Mean | 4.8% |
| | | Median | 4.3% |

Note: As of December 31, 2009.
(a) Per Wall Street research.

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS

13

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

COWEN AND COMPANY

# Restaurant Stock Performance

- Stock performance in 2009 snapped back from the very depressed levels many stocks were trading at the end of 2008 and have continued to climb through 2010

**2008 Restaurant Stock Performance**

| Company Name | Price 12/31/08 | 2008 % Change |
|---|---|---|
| Panera Bread | $52.24 | 45.8% |
| Buffalo Wild Wings | 25.65 | 10.5% |
| McDonald's | 62.19 | 5.6% |
| Darden | 28.18 | 1.7% |
| CEC Entertainment | 24.25 | (6.6%) |
| P.F. Chang's | 20.94 | (8.3%) |
| Jack In The Box | 22.09 | (14.3%) |
| Burger King | 23.88 | (16.2%) |
| Yum Brands | 31.50 | (17.7%) |
| Papa John's | 18.43 | (18.8%) |
| Peets Coffee & Tea | 23.25 | (20.0%) |
| Tim Hortons | 28.84 | (21.9%) |
| Bob Evans | 20.43 | (24.1%) |
| Texas Roadhouse | 7.75 | (29.9%) |
| California Pizza Kitchen | 10.72 | (31.1%) |
| BJ's Restaurants | 10.77 | (33.8%) |
| CKE Restaurants | 8.68 | (34.2%) |
| Cracker Barrel Old Country Store | 20.59 | (36.4%) |
| Landry's Restaurants | 11.60 | (41.1%) |
| Wendy's | 4.94 | (42.3%) |
| Sonic | 12.17 | (44.4%) |
| Steak N Shake | 119.00 | (45.4%) |
| Brinker | 10.54 | (46.1%) |
| Krispy Kreme | 1.68 | (46.8%) |
| Denny's Corp. | 1.99 | (46.9%) |
| Red Robin Gourmet Burgers | 16.83 | (47.4%) |
| Starbucks | 9.46 | (53.8%) |
| **Rubio's Restaurants** | **3.57** | **(56.8%)** |
| Cheesecake Factory | 10.10 | (57.4%) |
| Chipotle Mexican Grill | 61.98 | (57.9%) |
| AFC Enterprises | 4.69 | (58.6%) |
| Luby's | 4.19 | (58.8%) |
| Domino's Pizza | 4.71 | (64.4%) |
| Caribou Coffee | 1.36 | (66.1%) |
| McCormick & Schmick's | 4.02 | (66.3%) |
| Einstein Noah Restaurant Group | 5.75 | (68.3%) |
| DineEquity | 11.56 | (68.4%) |
| Morton's | 2.86 | (69.3%) |
| Carrols Restaurant Group | 2.70 | (71.8%) |
| Famous Dave's | 2.90 | (78.6%) |
| Benihana | 2.10 | (83.5%) |
| Ruby Tuesday | 1.56 | (84.0%) |
| Ruth's Chris | 1.30 | (84.6%) |
| Kona Grill | 2.20 | (84.9%) |
| O'Charley's | 2.00 | (86.6%) |
| Cosi | 0.29 | (87.2%) |
| Jamba Juice | 0.43 | (88.4%) |
| | **Mean** | **(44.8%)** |
| | **Median** | **(46.8%)** |

**2009 Restaurant Stock Performance**

| Company Name | Price 12/31/09 | % Change |
|---|---|---|
| Caribou Coffee | $7.72 | 467.6% |
| Ruby Tuesday | 7.20 | 361.5% |
| Jamba Juice | 1.68 | 290.7% |
| O'Charley's | 6.55 | 227.5% |
| Steak N Shake | 324.12 | 172.4% |
| Carrols Restaurant Group | 7.07 | 161.9% |
| Starbucks | 23.06 | 143.8% |
| Cosi | 0.64 | 122.6% |
| Cheesecake Factory | 21.59 | 113.8% |
| DineEquity | 24.29 | 110.1% |
| Famous Dave's | 6.05 | 108.6% |
| **Rubio's Restaurants (a)** | **7.22** | **102.2%** |
| Cracker Barrel Old Country Store | 37.99 | 84.5% |
| Landry's Restaurants | 21.29 | 83.5% |
| P.F. Chang's | 37.91 | 81.0% |
| Benihana | 3.79 | 80.5% |
| Domino's Pizza | 8.38 | 77.9% |
| Krispy Kreme | 2.95 | 75.6% |
| BJ's Restaurants | 18.83 | 74.8% |
| AFC Enterprises | 8.16 | 74.0% |
| McCormick & Schmick's | 6.96 | 73.1% |
| Einstein Noah Restaurant Group | 9.83 | 71.0% |
| Buffalo Wild Wings | 40.27 | 57.0% |
| Ruth's Chris | 1.96 | 51.4% |
| Texas Roadhouse | 11.23 | 44.9% |
| Peets Coffee & Tea | 33.35 | 43.4% |
| Chipotle Mexican Grill | 88.16 | 42.2% |
| Bob Evans | 28.96 | 41.8% |
| Brinker | 14.92 | 41.6% |
| Kona Grill | 2.93 | 33.2% |
| CEC Entertainment | 31.92 | 31.6% |
| Panera Bread | 66.94 | 28.1% |
| Papa John's | 23.36 | 26.7% |
| California Pizza Kitchen | 13.45 | 25.5% |
| Darden | 35.07 | 24.4% |
| Yum Brands | 34.97 | 11.0% |
| Denny's Corp. | 2.19 | 10.1% |
| Red Robin Gourmet Burgers | 17.90 | 6.4% |
| Tim Hortons | 30.51 | 5.8% |
| Morton's | 2.91 | 1.7% |
| McDonald's | 62.44 | 0.4% |
| CKE Restaurants | 8.46 | (2.5%) |
| Wendy's | 4.69 | (5.1%) |
| Jack In The Box | 19.67 | (11.0%) |
| Luby's | 3.68 | (12.2%) |
| Sonic | 10.07 | (17.3%) |
| Burger King | 18.82 | (21.2%) |
| | **Mean** | **77.0%** |
| | **Median** | **51.4%** |

**2010 YTD Restaurant Stock Performance**

| Company Name | Price 3/26/10 | % Change |
|---|---|---|
| Ruth's Chris | $5.25 | 167.6% |
| Morton's | 6.23 | 114.1% |
| Denny's Corp. | 3.78 | 72.6% |
| DineEquity | 40.20 | 65.5% |
| Domino's Pizza | 13.79 | 64.6% |
| Jamba Juice | 2.75 | 63.7% |
| Benihana | 5.75 | 51.7% |
| Ruby Tuesday | 10.90 | 51.4% |
| Cosi | 0.91 | 42.2% |
| McCormick & Schmick's | 9.89 | 42.1% |
| Red Robin Gourmet Burgers | 24.71 | 38.0% |
| O'Charley's | 8.95 | 36.6% |
| Krispy Kreme | 4.00 | 35.6% |
| AFC Enterprises | 10.75 | 31.7% |
| Brinker | 19.59 | 31.3% |
| CKE Restaurants | 10.98 | 29.8% |
| Chipotle Mexican Grill | 114.02 | 29.3% |
| BJ's Restaurants | 23.90 | 26.9% |
| Cheesecake Factory | 27.33 | 26.6% |
| Darden | 44.29 | 26.3% |
| California Pizza Kitchen | 16.88 | 25.5% |
| Texas Roadhouse | 14.06 | 25.2% |
| Peets Coffee & Tea | 41.66 | 24.9% |
| Einstein Noah Restaurant Group | 12.00 | 22.1% |
| Buffalo Wild Wings | 48.89 | 21.4% |
| Cracker Barrel Old Country Store | 45.90 | 20.8% |
| Kona Grill | 3.54 | 20.8% |
| Famous Dave's | 7.30 | 20.7% |
| CEC Entertainment | 38.18 | 19.6% |
| Jack In The Box | 23.32 | 18.6% |
| Steak N Shake | 380.53 | 17.4% |
| P.F. Chang's | 44.31 | 16.9% |
| Panera Bread | 76.91 | 14.9% |
| Burger King | 20.94 | 11.3% |
| Sonic | 11.16 | 10.8% |
| Yum Brands | 38.27 | 9.4% |
| **Rubio's Restaurants (a)** | **7.90** | **9.4%** |
| McDonald's | 67.26 | 7.7% |
| Tim Hortons | 32.70 | 7.2% |
| Papa John's | 25.02 | 7.1% |
| Starbucks | 24.59 | 6.6% |
| Luby's | 3.92 | 6.5% |
| Bob Evans | 30.82 | 6.4% |
| Wendy's | 4.80 | 2.3% |
| Carrols Restaurant Group | 6.69 | (5.4%) |
| Caribou Coffee | 6.80 | (11.9%) |
| Landry's Restaurants | 18.20 | (14.5%) |
| | **Mean** | **29.1%** |
| | **Median** | **22.1%** |

(a) 12/31/2009 price after the $8.00 offer by Alex Meruelo and Levine Leichtman. 3/26/2010 price after the $8.50 offer by Alex Meruelo and Levine Leichtman.

II. RESTAURANT MARKET UPDATE

DISCUSSION MATERIALS

14

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

Current Sector Valuations

Many sectors have returned to historical valuation ranges

Median Enterprise Value / LTM EBITDA by Restaurant Sector

12.0x 10.5x

10.0x 8.9x

8.0x 7.8x

8.0x 7.3x 6.9x

6.3x

6.0x

4.0x

2.0x

Coffee and Snacks Fast-Casual QSR Family Dining Full Service—Full Service—Micro Cap Casual Specialty

Casual Specialty

Median 2010E P/E by Restaurant Sector

60.0x

40.0x

24.1x 22.1x 21.6x

21.1x 17.3x 14.2x 13.8x

20.0x

0.0x

Fast-Casual Full Service—Coffee and Snacks Micro Cap Full Service—QSR Family Dining Specialty Casual

II. RESTAURANT MARKET UPDATE

Note: Multiples as of March 26, 2010.

QSR includes: AFCE, BKC, CKR, DPZ, JBX, MCD, PZZA, SONC, TAST, THI, WEN and YUM. Fast-Casual includes: BAGL, CMG, COSI, PNRA and RUBO.

Coffee and Snacks includes: CBOU, JMBA, KKD, PEET and SBUX. Family Dining includes: BOBE, CBRL, DENN, LUB and SNS.

Full Service—Casual includes: BJRI, CHUX, DRI, EAT, LNY, RT, RRGB and TXRH.

Full Service—Specialty includes: BNHNA, BWLD, CAKE, CEC, CPKI, KONA, MSSR, MRT, PFCB and RUTH.

DISCUSSION MATERIALS 15

CONFIDENTIAL

Current Sector Growth

A majority of the companies in the restaurant sector are not expecting significant growth in 2010

2009E-2010E Restaurant Sector Revenue Growth

20% 15% 10% 5% 0% (5%) (10%)

19.8%

13.9% 13.2%

10.9% 9.7% 8.5%

6.9% 5.8%

4.8% 4.4% 4.4% 4.3% 3.7%

3.4% 3.4% 2.9% 2.7% 2.4% 2.2%

1.7% 1.6%

BWLD CMG BJRI PNRA KONA PEET RUBO SBUX BKC EAT MCD THI DPZ YUM BAGL DRI TXRH CKR LNY BOBE PFCB

20% 15% 10% 5% 0% (5%) (10%)

1.5% 1.1% 1.1% 0.9% 0.8%

0.5% 0.4% 0.2%

(0.3%) (0.4%) (0.4%) (0.5%)

(2.2%) (2.3%) (3.1%)

(3.4%) (3.8%) (4.1%)

(6.8%) (7.6%) (8.6%)

CBRL MRT PZZA JACK CAKE RRGB CPKI BNHNA TAST RUTH CEC CBOU WEN CHUX MSSR RT AFCE DIN JMBA SONC DENN

2009E-2010E Restaurant Sector EPS Growth

NM

300% 45% 30% 15% 0% (15%) (30%) (45%)

45% 30% 15% 0% (15%) (30%) (45%)

35.3% 34.6% 33.3%

25.3% 24.1% 21.6%

21.0% 19.2% 19.0% 17.8% 17.1%

16.7% 13.5% 13.0%

11.3% 10.7% 10.1% 10.0% 9.5% 9.3%

MRT WEN CBOU RUBO PZZA PNRA BJRI PEET BWLD DPZ BAGL SBUX MSSR CMG DENN BOBE CKR THI CAKE MCD YUM

9.0% 8.7% 6.3% 6.0%

4.9% 3.5% 3.5% 3.4% 3.2% 3.0% 2.8% 1.0%

0.7% 0.0% 0.0%

(5.4%) (7.9%)

(15.6%) (16.7%) (29.4%) (42.3%)

CPKI AFCE BNHNA CBRL EAT SONC RRGB PFCB TXRH CEC BKC TAST DRI CHUX RT RUTH JACK DIN LNY JMBA KONA

II. RESTAURANT MARKET UPDATE

Note: Per Factset as of March 26, 2010.

DISCUSSION MATERIALS 16

CONFIDENTIAL

III. Rubio’s Overview

CONFIDENTIAL

2009 Operating Performance

Declining traffic was offset by increases in average check to yield relatively flat same-store sales

While Rubio’s 2009 results increased year-over-year, the results don’t seem to portend a “break-out” to new, higher levels

Year-over-Year Comparable Performance

2008

2009

% Change

Total revenues

$179.3

$188.9

5.3%

EBIT (a)

0.5

2.0

NM

EBITDA (a)

10.1

11.9

18.0%

Net Income (a)

0.5

2.1

NM

Same-store sales

(2.4%)

(0.7%)

1.7 pp

Average check

3.5%

5.4%

1.9 pp

Transactions

(5.7%)

(5.8%)

(0.1) pp

III. RUBIO’S OVERVIEW

(a) Excludes asset impairment and loss on disposal (tax affected for net income).

DISCUSSION MATERIALS 18

CONFIDENTIAL

YTD 2010 Operating Performance

Through the first two periods of 2010, transactions have continued to slide and profitability is down slightly

Year-over-Year Comparable Performance

Through P2

2009

2010

% Change

Total revenues

$27.2

$27.4

0.6%

EBIT (a)

(0.7)

(0.7)

NM

EBITDA (a)

0.9

0.8

(10.9%)

Net Income (a)

(0.5)

(0.4)

NM

Same-store sales

2.3%

(2.3%)

(4.6) pp

Average check

7.6%

2.6%

(5.0) pp

Transactions

(4.9%)

(4.8%)

0.1 pp

III. RUBIO’S OVERVIEW

Note: Per management for the periods ended February 21, 2009 and 2010.

(a) Excludes asset impairment and loss on disposal (tax affected for net income).

DISCUSSION MATERIALS 19

CONFIDENTIAL

Same-Store Sales Trends

For Rubio’s, 2008 same-store sales lagged those of its competitors, but tracked slightly better in 2009

Same-Store Sales (2004 – 2009)

8.0% 6.0% 4.0% 2.0% 0.0% (2.0%) (4.0%)

2004 2005 2006 2007 2008 2009 Rubio’s Restaurants QSR Fast-Casual

Same-Store Sales Detail

2004

2005

2006

2007

2008

2009

Selected QSR

AFC Enterprises (Franchised)

1.4%

3.2%

0.6%

(2.1%)

(2.1%)

0.7%

Burger King Holdings

0.0%

3.5%

3.3%

4.5%

4.4%

(1.6%)

Carl’s Jr. (Franchised)

6.6%

0.7%

5.4%

(0.6%)

(1.6%)

(3.9%)

Jack In The Box

4.8%

3.4%

4.6%

5.1%

0.1%

(4.2%)

McDonald’s

6.9%

3.9%

5.7%

6.8%

6.9%

3.8%

Sonic

(0.4%)

3.1%

3.6%

4.9%

(0.4%)

(5.0%)

Pollo Tropical

10.6%

4.7%

3.2%

0.0%

0.0%

(1.3%)

Taco Cabana

4.8%

1.2%

1.7%

0.0%

0.0%

(3.7%)

Wendy’s (Franchised)

1.8%

(3.1%)

0.6%

1.4%

1.3%

(0.3%)

Average

4.1%

2.3%

3.2%

2.2%

1.0%

(1.7%)

Selected Fast-Casual

Einstein Noah Restaurant Group

(1.9%)

5.2%

4.5%

3.7%

(0.1%)

(2.4%)

Chipotle

13.3%

10.2%

13.7%

10.8%

5.8%

2.2%

Cosi

5.9%

6.9%

0.3%

1.4%

(1.0%)

NA

Panera Bread (Company-Owned)

2.9%

7.4%

4.2%

1.9%

3.6%

2.3%

Pei Wei

2.0%

4.3%

(2.0%)

0.0%

(3.7%)

0.1%

Qdoba

10.5%

10.7%

5.1%

4.7%

0.2%

(2.5%)

Average

5.5%

7.5%

4.3%

3.8%

0.8%

(0.1%)

Overall Average

4.6%

4.4%

3.6%

2.8%

0.9%

(1.1%)

Rubio’s Restaurants

4.3%

1.2%

2.0%

6.2%

(2.4%)

(0.7%)

III. RUBIO’S OVERVIEW

DISCUSSION MATERIALS 20

CONFIDENTIAL

Rubio’s 3-Year Same-Store Sales Breakdown

Traffic declines have persisted given geographic concentration in weak economies and change in promotional strategy and targeted consumer

Same-Store Sales (2007 – 2010)

10.0% 8.0% 6.0% 4.0% 2.0% 0.0% (2.0%) (4.0%) (6.0%) (8.0%)

2007 2008 2009 YTD 2010

Total Comp Average Check Traffic

III. RUBIO’S OVERVIEW

Note: YTD 2010 for the week ended February 21, 2010.

DISCUSSION MATERIALS 21

CONFIDENTIAL

Financial Snapshots Over Time

Selected Financial Data

1999

2004

2009

Total Revenues

$67.9

$137.4

$188.9

Restaurant Level EBITDA

13.7

23.5

31.0

EBITDA (a)

5.3

12.1

11.9

# Units

90

146

193

Average Unit Volume (in 000s)

944

942

1,000

EBITDA / Avg Unit ($)

70,658

83,841

62,950

Margins:

Restaurant Level Profit

20.2%

17.2%

16.4%

EBITDA

7.8%

8.8%

6.3%

Year-over-Year Growth:

Revenue

51.8%

9.9%

5.3%

Restaurant Level Profit

51.9%

48.0%

7.9%

EBITDA

107.1%

128.2%

16.0%

Five Year CAGR:

Revenue

15.2%

6.6%

Restaurant Level Profit

11.5%

5.6%

EBITDA

18.1%

(0.3%)

(US$ in millions, except where noted)

Observations

Revenue growth has been driven by continued unit growth as unit volumes have remained relatively unchanged

In the past five years, the restaurant base has grown but contracting margins have prevented EBITDA growth

In earlier years, infrastructure leverage led to EBITDA expansion despite margin contraction at the restaurant level

III. RUBIO’S OVERVIEW

Note: Per management and public filings.

(a) Excludes one-time items such as asset impairments / reversals and loss on disposal of assets.

DISCUSSION MATERIALS 22

**CONFIDENTIAL**

COWEN AND COMPANY

# Performance of Recent Openings

Restaurants opened for the past several years have underperformed the broader system…

**2009 Annual Performance – 2006 and 2007 New Store Openings**

| Store # | Open Date | Location | State | Sales | Average Weekly Sales | EBITDA (before pre-opening) | EBITDA Margin | Cash on cash Return (EBITDA/Net Build Out) |
|---|---|---|---|---|---|---|---|---|
| **2006 Stores:** | | | | | | | | |
| 207 | 6/19/2006 | Henderson | NV | 1,119,730 | 21,533 | 187,576 | 16.8% | 282.2% |
| 223 | 12/28/2006 | Fresno | CA | 948,986 | 18,250 | 171,576 | 18.1% | 95.3% |
| 168 | 1/9/2006 | Downey | CA | 1,413,812 | 27,189 | 380,540 | 26.9% | 89.7% |
| 210 | 6/19/2006 | LV-Lake Mead | NV | 833,297 | 16,025 | 47,741 | 5.7% | 57.1% |
| 188 | 9/15/2006 | Lakewood | CA | 1,053,570 | 20,261 | 167,117 | 15.9% | 29.9% |
| 209 | 6/19/2006 | LV-Sahara | NV | 746,334 | 14,353 | 34,260 | 4.6% | 28.5% |
| 189 | 12/7/2006 | Corona | CA | 858,724 | 16,514 | 127,721 | 14.9% | 23.2% |
| 206 | 11/21/2006 | Roseville-Douglas | CA | 974,800 | 18,746 | 138,607 | 14.2% | 18.5% |
| 205 | 11/16/2006 | Elk Grove | CA | 945,329 | 18,179 | 114,686 | 12.1% | 17.4% |
| 212 | 12/24/2006 | Daly City | CA | 1,015,214 | 19,523 | 101,452 | 10.0% | 13.6% |
| 211 | 12/28/2006 | TUC-El Con | AZ | 851,460 | 16,374 | 80,819 | 9.5% | 12.5% |
| 199 | 8/14/2006 | Hemet | CA | 682,296 | 13,121 | 9,690 | 1.4% | 1.8% |
| 194 | 9/22/2006 | Anaheim-Katella | CA | 553,993 | 10,654 | (60,361) | (10.9%) | (11.2%) |
| **Total Number of Stores** | **13** | | **Mean** | **929,818** | **17,881** | **123,185** | **11.2%** | **29.1%** |
| | | | **Median** | **947,158** | **18,215** | **121,204** | **13.2%** | **18.0%** |
| **2007 Stores:** | | | | | | | | |
| 221 | 12/3/2007 | Mesa-US 60 & Signal | AZ | 972,900 | 18,710 | 179,458 | 18.4% | 33.5% |
| 216 | 10/8/2007 | Sorrento Mesa | CA | 969,988 | 18,654 | 182,645 | 18.8% | 31.2% |
| 213 | 6/28/2007 | Mesa-Dobson | AZ | 1,003,560 | 19,299 | 162,050 | 16.1% | 29.9% |
| 204 | 11/3/2007 | Vacaville | CA | 1,125,632 | 21,647 | 182,250 | 16.2% | 28.0% |
| 197 | 9/27/2007 | Chandler-Germann & | AZ | 818,516 | 15,741 | 80,405 | 9.8% | 16.5% |
| 225 | 12/30/2007 | Goodyear | AZ | 949,095 | 18,252 | 94,051 | 9.9% | 15.6% |
| 215 | 7/26/2007 | Lancaster | CA | 810,819 | 15,593 | 83,944 | 10.4% | 14.5% |
| 220 | 8/16/2007 | Adelanto | CA | 794,289 | 15,275 | 67,265 | 8.5% | 12.7% |
| 219 | 6/7/2007 | SAC-Cosumnes River | CA | 784,073 | 15,078 | 28,742 | 3.7% | 4.9% |
| 226 | 12/28/2007 | SF-Embarcadero | CA | 1,003,853 | 19,305 | 53,177 | 5.3% | 4.7% |
| **Total Number of Stores** | **10** | | **Mean** | **923,273** | **17,755** | **111,399** | **11.7%** | **19.2%** |
| | | | **Median** | **959,542** | **18,453** | **88,998** | **10.1%** | **16.1%** |

Note: Stores 207, 209 and 210 were repurchased from a franchisee and are therefore excluded from summary statistics.

III. RUBIO'S OVERVIEW

DISCUSSION MATERIALS

23

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

COWEN AND COMPANY

# Performance of Recent Openings *(Cont.)*

...This raised questions regarding saturation, portability and ultimate unit potential

**2009 Annual Performance – 2008 and 2009 New Store Openings**

| Store # | Open Date | Location | State | | Sales | Average Weekly Sales | EBITDA (before pre-opening) | EBITDA Margin | Cash on cash Return (EBITDA/Net Build Out) |
|---|---|---|---|---|---|---|---|---|---|
| **2008 Stores:** | | | | | | | | | |
| 240 | 8/1/2008 | Pleasant Hill | CA | | 1,579,470 | 30,374 | 391,956 | 24.8% | 67.7% |
| 214 | 6/12/2008 | Rancho Cordova | CA | | 1,260,607 | 24,242 | 323,390 | 25.7% | 58.4% |
| 237 | 10/30/2008 | Murrieta | CA | | 1,324,580 | 25,473 | 305,450 | 23.1% | 54.5% |
| 249 | 10/30/2008 | Santee | CA | | 989,285 | 19,025 | 158,572 | 16.0% | 27.4% |
| 217 | 3/20/2008 | Gilbert-Power & Ray | AZ | | 843,908 | 16,229 | 104,547 | 12.4% | 17.9% |
| 203 | 2/21/2008 | Riverside-Canyon Spgs | CA | | 884,491 | 17,009 | 120,224 | 13.6% | 17.1% |
| 232 | 7/3/2008 | Stockton | CA | | 906,701 | 17,437 | 83,515 | 9.2% | 17.0% |
| 224 | 5/4/2008 | San Jose-The Plant | CA | | 943,234 | 18,139 | 95,328 | 10.1% | 14.6% |
| 202 | 4/14/2008 | PS-Ramon & Gene Autry | CA | | 866,987 | 16,673 | 96,251 | 11.1% | 14.3% |
| 227 | 10/30/2008 | Brentwood | CA | | 893,998 | 17,192 | 79,746 | 8.9% | 13.1% |
| 228 | 2/7/2008 | Casa Grande | AZ | | 847,847 | 16,305 | 53,833 | 6.3% | 8.7% |
| 238 | 11/13/2008 | Mission Viejo-Alicia & | CA | | 800,033 | 15,385 | 26,007 | 3.3% | 4.8% |
| 196 | 3/31/2008 | Peoria-Lake Pleasant | AZ | | 620,762 | 11,938 | (1,000) | (0.2%) | (0.2%) |
| 218 | 1/6/2008 | Pico Rivera | CA | | 715,470 | 13,759 | (19,177) | (2.7%) | (3.1%) |
| 116 | 6/5/2008 | Fort Collins | CO | | 495,758 | 9,534 | (89,752) | (18.1%) | (12.4%) |
| 241 | 9/4/2008 | Riverdale | UT | | 494,771 | 9,515 | (79,568) | (16.1%) | (14.9%) |
| 244 | 10/16/2008 | West Jordan | UT | | 523,396 | 10,065 | (131,401) | (25.1%) | (26.1%) |
| **Total Number of Stores** | **17** | | | **Mean** | **881,841** | **16,958** | **89,289** | **6.0%** | **15.2%** |
| | | | | **Median** | **866,987** | **16,673** | **83,515** | **9.2%** | **14.3%** |
| **2009 Stores:** | | | | | | | | | |
| 236 | 2/18/2009 | Bressi Ranch | CA | | 1,485,390 | 28,394 | 329,364 | 22.2% | 65.8% |
| 245 | 6/11/2009 | Brea | CA | | 979,990 | 18,213 | 117,088 | 11.9% | 25.6% |
| 256 | 5/7/2009 | Menlo Park | CA | | 1,056,190 | 19,755 | 68,819 | 6.5% | 14.7% |
| 242 | 7/23/2009 | El Segundo - LAX | CA | | 959,726 | 17,680 | 20,900 | 2.2% | 4.7% |
| 247 | 3/19/2009 | America Fork | UT | | 877,306 | 15,996 | 18,951 | 2.2% | 4.0% |
| 253 | 1/9/2009 | Murray | UT | | 745,530 | 14,040 | (30,442) | (4.1%) | (5.6%) |
| 255 | 6/25/2009 | Henderson - West Sunset | NV | | 582,597 | 10,839 | (122,335) | (21.0%) | (22.1%) |
| 252 | 1/29/2009 | Newbury Park | CA | | 474,214 | 8,874 | (119,722) | (25.2%) | (23.4%) |
| 258 | 7/9/2009 | Las Vegas - Eastern | NV | | 651,438 | 12,289 | (141,994) | (21.8%) | (30.4%) |
| 260 | 10/9/2009 | Puente Hills | CA | | 595,667 | 10,312 | (216,707) | (36.4%) | (42.9%) |
| **Total Number of Stores** | **10** | | | **Mean** | **840,805** | **15,639** | **(7,608)** | **(6.4%)** | **(0.9%)** |
| | | | | **Median** | **811,418** | **15,018** | **(5,745)** | **(1.0%)** | **(0.8%)** |
| | | | | **2006-09 Mean** | **892,133** | **17,044** | **80,589** | **5.7%** | **15.6%** |
| | | | | **2006-09 Median** | **884,491** | **17,009** | **83,515** | **9.8%** | **14.5%** |

III. RUBIO'S OVERVIEW

Note: Stores 207, 209 and 210 were repurchased from a franchisee and are therefore excluded from summary statistics. 2009 units reflect annualized results.

DISCUSSION MATERIALS

24

Rubio's FRESH MEXICAN GRILL

**CONFIDENTIAL**

COWEN AND COMPANY

# OM Case Projections Relative to Historical Trends

The OM Case projections suggest an acceleration of unit growth, revenue growth, same-store sales and margin expansion when compared to historical trends

Investors questioned the likelihood and merit of the unit growth and same-store sales projections

### Revenue Growth


20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
18.0%
5.9%
4.5%
9.9%
2.4%
8.2%
11.5%
5.6%
5.3%
5.1%
12.4%
15.2%
15.9%
15.9%
Historical Average: 7.9%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

### Same-Store Sales


7.0 %
6.0 %
5.0 %
4.0 %
3.0 %
2.0 %
1.0 %
0.0 %
(1.0%)
(2.0%)
(3.0%)
(0.3%)
1.6%
1.8%
4.3%
1.2%
2.0%
6.2%
(2.4%)
(0.7%)
0.0%
3.0%
4.0%
3.0%
3.0%
Historical Average:
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

### EBITDA


$40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
$6.2
$9.7
$5.3
$12.1
$10.9
$10.8
$11.0
$10.3
$11.9
$12.3
$15.6
$20.9
$26.9
$34.4
Historical Average:
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

### New Company Units (Net Openings)


40
35
30
25
20
15
10
5
0
8
1
8
3
3
13
9
15
7
15
23
28
35
38
Historical Average: 7
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Note: OM Case projections reflect public company results using OM assumptions as defined on page 40. Differs from distributed Offering Memorandum which reflected a private company EBITDA before pre-opening.

III. RUBIO'S OVERVIEW

DISCUSSION MATERIALS

25

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

Actual vs. Budget Variance

Historically, the Company has struggled to achieve its forecasted budgets

Management’s solid cost controls allowed for an EBITDA “beat” in 2009

Actual vs. Budget Results

2006

Revenue

EBITDA

Net Income

EPS

# of Units

Actual

$152.3

$10.8

($3.5)

($0.36)

162

Budget (a)

155.1

13.4

3.7

0.37

164

Difference

(1.9%)

(19.6%)

NM

NM

(1.2%)

2007

Actual

169.7

11.0

1.2

0.12

171

Budget (b)

170.3

11.7

3.1

0.32

184

Difference

(0.4%)

(5.4%)

(61.9%)

(62.7%)

(7.1%)

2008

Actual

179.3

10.3

0.2

0.02

186

Budget (c)

201.9

14.7

3.9

0.38

212

Difference

(11.2%)

(30.2%)

(95.1%)

(94.7%)

(12.3%)

2009

Actual

188.9

11.9

0.4

0.04

193

Budget (d)

198.6

11.8

1.0

0.11

195

Difference

(4.9%)

1.4%

(62.1%)

(63.5%)

(1.0%)

III. RUBIO’S OVERVIEW

(a)	Budget as of October 17, 2005. (b) Budget as of October 30, 2006. (c) Budget as of April 21, 2008.

(d) Per P12 2009 Board Package. Excluding impairment and non-recurring charges, 2009 EPS would have been $0.12 for both actual and budget.

DISCUSSION MATERIALS 26

CONFIDENTIAL

Public Company Metrics

When evaluating the Company’s alternatives, it is also important to evaluate future prospects for trading volume, institutional ownership and research sponsorship

Stock Price (Year End)

$13.00

$12.13

12.00

11.00

$9.85

10.00 $9.35

9.00 $8.00 $8.26

8.00 $7.22

Average:

$6.19 $6.94

7.00 $5.98

$6.00

6.00

5.00

4.00 $3.57

$3.26

3.00 $2.56

2.00

1.00

0.00

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009(a) 2009 (b)

Market Capitalization (Year End)

(US$ in millions) $120.0 $110.7

100.0 $96.3

$88.1

$82.2

80.0

$70.9 $72.5 Average:

$65.3

60.0 $56.0 $54.4 $50.4

40.0 $35.5

$29.1

$22.8

20.0

0.0 (a) 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2009

Average Daily Trading Volume

(in 000s)

128.0 130.0 120.0

40.0 37.5

35.6

31.4

30.0 28.1

26.8

25.7

23.0 22.2

20.0 19.9

13.6

10.0

0.0

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Institutional Ownership (d)

Average:

.7 26.4 (c)

40.0%

30.0%

20.0% 10.0% 0.0%

36.9%

30.5% 30.2% 30.0%

28.4%

27.3%

Average:

19.9% 21.9%

13.4% 11.8%

8.3%

4.7%

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Research Analyst Coverage

4

3 3 3 3

2 2 2 2 2 Average:

2 2

1 1 1 1

0

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

III. RUBIO’S OVERVIEW

(a) Unaffected price as of October 14, 2009, prior to the proposed $8.00 offer by Alex Meruelo and Levine Leichtman, which was rejected by the Board on October 29, 2009. (b) 2009 year-end share price reflects impact by the public announcement of Meruelo’s offer price of $8.00 on October 15, 2009.

(c) Average Daily Trading Volume’s average excludes 1999.

(d) Institutional ownership percentage based on basic shares outstanding.

DISCUSSION MATERIALS 27

CONFIDENTIAL

COWEN AND COMPANY

# Current Ownership

Currently, the Company has limited institutional sponsorship with approximately 40% of the total shares outstanding held by retail investors

**Institutional and Insider Ownership**

| Shareholder Class / Owner | Shares | Options | Total | % of Total |
|---|---|---|---|---|
| **Direct Insider Ownership** | | | | |
| Rosewood Capital | 1,526,812 | 44,000 | 1,570,812 | 13.4% |
| Ralph Rubio | 872,787 | 10,000 | 882,787 | 7.5% |
| Other Insiders | 64,117 | 619,786 | 683,903 | 5.8% |
| **Total Insider Ownership** | **2,463,716** | **673,786** | **3,137,502** | **26.7%** |
| **Institutional Ownership** | | | | |
| Lord Abbett & Co. LLC | 597,847 | - | 597,847 | 5.1% |
| Greenwood Investments, Inc. | 444,603 | - | 444,603 | 3.8% |
| Dimensional Fund Advisors, Inc. | 322,064 | - | 322,064 | 2.7% |
| Pennsylvania Public School Employees Retirement S | 286,536 | - | 286,536 | 2.4% |
| Vanguard Group, Inc. | 268,571 | - | 268,571 | 2.3% |
| AQR Capital Management LLC | 199,497 | - | 199,497 | 1.7% |
| Loeb Partners Corp. | 176,610 | - | 176,610 | 1.5% |
| Renaissance Technologies LLC | 111,600 | - | 111,600 | 1.0% |
| Blackthorn Investment Group LLC | 100,616 | - | 100,616 | 0.9% |
| The California Public Employees Retirement System | 100,295 | - | 100,295 | 0.9% |
| Other Institutional Ownership | 407,917 | - | 407,917 | 3.5% |
| **Total Institutional Ownership** | **3,016,156** | **-** | **3,016,156** | **25.7%** |
| **Other Ownership** | | | | |
| Alex Meruelo | 1,016,212 | - | 1,016,212 | 8.7% |
| Luis Armona | 150,000 | - | 150,000 | 1.3% |
| Other Holders | 3,389,043 | 1,030,959 | 4,420,002 | 37.6% |
| **Total Other Ownership** | **4,555,255** | **1,030,959** | **5,586,214** | **47.6%** |
| **Total Shares Outstanding** | **10,035,127** (a) | **1,704,745** (a) | **11,739,872** | **100.0%** |

Note: Mill Road noted in their initial indication of interest dated January 22, 2010 that they own 4.9% of the Company's common stock.
Source: Per Facset as of March 26, 2010.
(a) Basic shares outstanding and options outstanding per 10-K as of December 31, 2009.

III. RUBIO'S OVERVIEW

DISCUSSION MATERIALS 28

Rubio's FRESH MEXICAN GRILL

**CONFIDENTIAL**

COWEN AND COMPANY

# Institutional Ownership Summary Over Time

Two of Rubio's top five holders were also top five holders five years ago

Of note, Royce Associates, previously the largest institutional shareholder of the company, liquidated its position during the second half of 2009 when the stock passed its average cost basis of $6.69

**Institutional Holders – Today, 1 Year Ago, 3 Years Ago and 5 Years Ago**

| Holder Name | Holdings Style | Shares Held | | | |
|---|---|---|---|---|---|
| | | 12/31/2009 | 12/31/2008 | 12/31/2006 | 12/31/2004 |
| Lord Abbett & Co. LLC | Value | **597,847** | **504,547** | 0 | 0 |
| Dimensional Fund Advisors, Inc. | Deep Value | **322,064** | **341,404** | **291,505** | **525,187** |
| Pennsylvania Public School Employees Retirement System | GARP | **286,536** | 0 | 0 | 0 |
| Vanguard Group, Inc. | Index | **268,571** | 262,665 | 102,516 | **222,272** |
| AQR Capital Management LLC | Value | **199,497** | 0 | 0 | 0 |
| Loeb Partners Corp. | Value | 176,610 | 0 | 0 | 0 |
| Renaissance Technologies LLC | Value | 111,600 | 93,100 | 0 | 0 |
| Blackthorn Investment Group LLC | Value | 100,616 | 0 | 0 | 0 |
| The California Public Employees Retirement System | GARP | 100,295 | 100,295 | 17,900 | 17,900 |
| Kennedy Capital Management, Inc. | Deep Value | 87,182 | 0 | 0 | 0 |
| Portolan Capital Management LLC | Value | 75,600 | 0 | 0 | 0 |
| Keane Capital Management, Inc. | Value | 66,800 | 0 | 0 | 0 |
| Russell Investment Group | Value | 38,100 | 41,400 | 0 | 0 |
| CNH Partners LLC | GARP | 36,279 | 0 | 0 | 0 |
| Discovery Group I LLC | Value | 31,881 | 0 | 0 | 0 |
| Northern Trust Investments | GARP | 22,618 | 24,165 | 19,903 | 26,752 |
| BlackRock Global Investors | Index | 18,264 | 99,105 | 36,469 | 4,734 |
| Credit Agricole Structured Asset Management Advisers LLC | Value | 11,725 | 0 | 0 | 0 |
| Connors Investor Services, Inc. | GARP | 11,300 | 17,500 | 0 | 0 |
| Royce & Associates LLC | Value | 0 | **870,330** | **858,200** | **557,500** |
| Pequot Capital Management, Inc. | Deep Value | 0 | **150,000** | **360,400** | **493,900** |
| Wells Capital Management, Inc. | Growth | 0 | **135,500** | 135,500 | **0** |
| Spark LP | Value | 0 | 15,200 | 0 | 0 |
| Roxbury Capital Management LLC | Growth | 0 | 7,783 | 0 | 0 |
| AXA Rosenberg Investment Management LLC | Value | 0 | 2,123 | 19,704 | 88,522 |
| Watershed Asset Management LLC | GARP | 0 | 0 | **296,000** | 0 |
| Magnetar Financial LLC | Value | 0 | 0 | **241,173** | 0 |
| Federated Investment Management Co. | Growth | 0 | 0 | 222,100 | 0 |
| Rice, Hall, James & Associates LLC | GARP | 0 | 0 | 129,705 | 152,008 |
| Paloma Partners Management Co. | Value | 0 | 0 | 116,058 | 0 |
| AXA Investment Managers (Paris) SA | Value | 0 | 0 | 700 | 700 |
| Nicholas-Applegate Capital Management | Value | 0 | 0 | 0 | **183,700** |
| Morgan Stanley & Co., Inc. | GARP | 0 | 0 | 0 | 0 |
| Thomson, Horstmann & Bryant, Inc. | Value | 0 | 0 | 0 | 138,700 |
| Numeric Investors LP | Value | 0 | 0 | 0 | 129,500 |
| Driehaus Capital Management LLC | Growth | 0 | 0 | 0 | 85,912 |
| Calamos Advisors LLC | Growth | 0 | 0 | 0 | 67,000 |
| Charles Schwab Investment Management, Inc. | GARP | 0 | 0 | 0 | 30,522 |
| Dawson-Herman Capital Management, Inc. | Growth | 0 | 0 | 0 | 25,200 |
| Osborne Partners Capital Management | GARP | 0 | 0 | 0 | 10,000 |

Source: Per Facset as of December 31, 2009.
Note: Bolded numbers indicate a top five position for that respective period. Excludes institutional shareholders with a peak position of fewer than 4,000 shares.

III. RUBIO'S OVERVIEW

DISCUSSION MATERIALS

29

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

COWEN AND COMPANY

# Cost Basis of Top 10 Institutional Holders of Rubio's

The current price represents a premium to the cost basis of many top shareholders

**Detailed Top 10 Institutional Cost Basis Analysis (as of 12/31/2009)**

| Holder Name | Holdings Style | Current Shares Held | Last Quarter Buyer/ (Seller) | Percent Owned (a) | Average Price Per Share | Premium/(Discount) Represented by $7.90 (b) |
|---|---|---|---|---|---|---|
| Lord Abbett & Co. LLC | Value | 597,847 | 19,000 | 6.0% | $6.11 | 29.4% |
| Dimensional Fund Advisors, Inc. | Deep Value | 322,064 | 36,494 | 3.2% | 6.92 | 14.1% |
| Pennsylvania Public School Employees | GARP | 286,536 | 286,536 | 2.9% | 7.06 | 11.9% |
| Vanguard Group, Inc. | Index | 268,571 | 14,178 | 2.7% | 6.05 | 30.6% |
| AQR Capital Management LLC | Value | 199,497 | 0 | 2.0% | 7.06 | 11.9% |
| Loeb Partners Corp. | Value | 176,610 | 0 | 1.8% | 7.06 | 11.9% |
| Renaissance Technologies LLC | Value | 111,600 | 8,700 | 1.1% | 8.96 | (11.8%) |
| Blackthorn Investment Group LLC | Value | 100,616 | 0 | 1.0% | 7.06 | 11.9% |
| The California Public Employees Retirement | GARP | 100,295 | 0 | 1.0% | 5.92 | 33.5% |
| Kennedy Capital Management, Inc. | Deep Value | 87,182 | 0 | 0.9% | 7.06 | 11.9% |
| | | **2,250,818** | **364,908** | 22.4% | **$6.71** | |

Source: Per Facset as of March 26, 2010.
Note: Price paid assumed from a daily VWAP based on the closing price each day.
(a) Shares outstanding as of December 27, 2009 per SEC filing.
(b) Current price as of March 26, 2010.

III. RUBIO'S OVERVIEW

DISCUSSION MATERIALS 30

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

IV. Valuation Overview

CONFIDENTIAL

Relative Price Change – 1 Year

In spring 2009, small cap restaurant stocks such as Caribou Coffee, Ruth’s Chris and others soared as the stock market rebounded. Rubio’s did not benefit from a comparable lift

Stock Price Change Relative to Comparable Companies — LTM

180.0% 130.0% 80.0% 30.0% (20.0%) (70.0%)

03/26/09 06/07/09 08/19/09 10/31/09 01/12/10 03/26/10

RUBO Fast Casual QSR Micro Cap S&P 500

IV VALUATION. OVERVIEW

DISCUSSION MATERIALS 32

CONFIDENTIAL

Relative Stock Price Change

Rubio’s shares have shown little correlation to its peer group, reflecting the impact of the public bids and strategic alternatives process

Stock Price Change Relative to Comparable Companies — Since 10/14/2009

10/29/09 — Announcement of strategic alternatives

01/22/10 — Initial Bids and filing of increased Meruelo offer of $8.50

35.0% 25.0% 15.0% 5.0% (5.0%) (15.0%) (25.0%)

10/14/09 11/15/09 12/18/09 01/19/10 02/21/10 03/26/10

RUBO Fast Casual QSR Micro Cap S&P 500

IV VALUATION. OVERVIEW

DISCUSSION MATERIALS 33

CONFIDENTIAL

COWEN AND COMPANY

# Summary Statistics

**Rubio's Valuation** *(US$ and shares in millions, except per share data)*

| Rubio's Price per Share | | Unaffected [a] $6.00 | Current [b] $7.90 | Mill Road $8.60 | Meruelo/ LLCP $8.50 |
|---|---|---|---|---|---|
| Basic Shares Outstanding | | 10.035 | 10.035 | 10.035 | 10.035 |
| Common Stock Equivalents | | 0.101 | 0.194 | 0.218 | 0.215 |
| **Fully Diluted Shares Outstanding** | | **10.136** | **10.229** | **10.253** | **10.250** |
| **Implied Equity Value** | | **$60.8** | **$80.8** | **$88.2** | **$87.1** |
| Plus: Total Debt | | - | - | - | - |
| Less: Cash and Equivalents [c] | | (10.4) | (10.4) | (10.4) | (10.4) |
| **Implied Enterprise Value** | | **$50.4** | **$70.4** | **$77.8** | **$76.7** |
| | **Financial Statistics** | **Implied Multiple** | | | |
| | | **Unaffected** | **Current** | **Mill Road** | **Meruelo/LLCP** |
| **Enterprise Value as a Multiple of:** | | | | | |
| LTM Revenue [c] | $189.0 | 0.3x | 0.4x | 0.4x | 0.4x |
| LTM EBITDA [c] | $11.8 | 4.3x | 5.9x | 6.6x | 6.5x |
| **Stock Price as a Multiple of EPS** | | | | | |
| 2010E EPS (OM Case) [d] | $0.13 | 45.6x | 60.0x | 65.3x | 64.6x |
| 2010E EPS (Consensus) [e] | 0.16 | 37.5x | 49.4x | 53.8x | 53.1x |
| 2011E EPS (OM Case) [d] | 0.26 | 22.7x | 29.9x | 32.5x | 32.1x |
| 2011E EPS (Consensus) [e] | 0.35 | 17.1x | 22.6x | 24.6x | 24.3x |

(a) Unaffected price as of October 14, 2009, prior to the proposed $8.00 offer by Alex Meruelo and Levine Leichtman, which was rejected by the Board on October 29, 2009.
(b) Current price as of March 26, 2010.
(c) For the period ended February 21, 2010 per management.
(d) Per OM Case projections.
(e) Wall Street research.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

34

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

Rubio’s Historical Trading Data

With a 52-week high of $8.21, virtually all of Rubio’s shares have traded below $8.00 in the past year

Shares Traded at Various Prices – 1 Year (% of Total Volume)

Total Shares Traded: 5.5 million % of Total Shares Outstanding: 55.5% % of Float: 86.7%

(% of Shares Traded)

60% 40% 20% 0%

49.9%

26.7%

8.5% 12.7%

2.2%

$4.00 - $5.00 $5.00 - $6.00 $6.00 - $7.00 $7.00 - $8.00 $8.00 - $9.00

(% of Shares Traded, Cumulative)

100% 80% 60% 40% 20% 0%

47.9%

21.3%

8.5%

97.8% 100.0%

$4.00 - $5.00 $5.00 - $6.00 $6.00 - $7.00 $7.00 - $8.00 $8.00 - $9.00

Shares Traded at Various Prices – 3 Years (% of Total Volume)

Total Shares Traded: 19.2 million % of Total Shares Outstanding: 190.9% % of Float:300.0%

(% of Shares Traded)

60% 40% 20% 0%

33.6%

18.5% 21.3% 21.2%

5.4%

$2.00 - $4.00 $4.00 - $6.00 $6.00 - $8.00 $8.00 - $10.00 $10.00 - $13.00

(% of Shares Traded, Cumulative)

100% 80% 60% 40% 20% 0%

39.8%

18.5%

100.0% 73.4% 78.8%

$2.00 - $4.00 $4.00 - $6.00 $6.00 - $8.00 $8.00 - $10.00 $10.00 - $13.00

IV VALUATION. OVERVIEW

Note: Factset as March 26, 2010.

Total shares outstanding 10,035,127 as of December 31, 2009.

DISCUSSION MATERIALS 35

CONFIDENTIAL

LTM EBITDA Multiple Over Time

Rubio’s has traded between 2.0x-6.0x EBITDA in the past two years

Last Two Year EV/EBITDA Multiple

(EV/EBITDA)

8.0x 7.0x 6.0x 5.0x 4.0x 3.0x 2.0x 1.0x 0.0x

Mar-08 Jul-08 Dec-08 May-09 Oct-09 Mar-10

Mill Road: 6.6x Meruelo/LLCP: 6.5x

IV VALUATION. OVERVIEW

DISCUSSION MATERIALS

36

CONFIDENTIAL

Relative Valuation

On an unaffected basis, Rubio’s trades at a lower EBITDA multiple than the broader sector

Median Enterprise Value / LTM EBITDA by Restaurant Sector

12.0x 10.0x 8.0x 6.0x 4.0x 2.0x

10.5x

8.9x

8.0x 7.8x

7.3x 6.9x

6.3x

Coffee and Snacks Fast-Casual QSR Family Dining Full Service—Full Service—Micro Cap Casual Specialty

Mill Road: 6.6x Meruelo/LLCP: 6.5x Current: 5.9x

Unaffected: 4.3x

Median 2010E P/E by Restaurant Sector (a)

On a 2010 P/E basis, Rubio’s trades at a significant premium to other fast-casual names, according to research estimates; however, we do not believe the shares are trading on a P/E basis

60.0x 40.0x 20.0x 0.0x

24.1x 22.1x

21.6x 21.1x

17.3x

14.2x 13.8x

Fast-Casual Full Service—Coffee and Snacks Micro Cap Full Service—QSR Family Dining Specialty Casual

Mill Road: 53.8x Meruelo/LLCP: 53.1x Current: 49.4x Unaffected: 37.5x

Note: Multiples as of March 26, 2010. Unaffected price as of October 14, 2009, prior to the proposed $8.00 offer by Alex Meruelo and Levine Leichtman, which was rejected by the Board on October 29, 2009.

(a) 2010E EPS per Wall Street research.

QSR includes: AFCE, BKC, CKR, DPZ, JBX, MCD, PZZA, SONC, TAST, THI, WEN and YUM. Fast-Casual includes: BAGL, CMG, COSI, PNRA, and RUBO.

Family Dining includes: BOBE, CBRL, DENN, LUB and SNS.

Full Service—Casual includes: BJRI, CHUX, DRI, EAT, LNY, RT, RRGB and TXRH.

Full Service—Specialty includes: BNHNA, BWLD, CAKE, CEC, CPKI, KONA, MSSR, MRT, PFCB and RUTH. Micro Cap includes: ARKR, BNHNA, CASA, CBOU, COSI, DAVE, JAX, JMBA, KONA, MSSR, MRT, PZZI and RUTH.

IV VALUATION. OVERVIEW

DISCUSSION MATERIALS

37

CONFIDENTIAL

COWEN AND COMPANY

IV. VALUATION OVERVIEW

# Selected Restaurant Public Companies — Market Statistics

**Selected Public Companies Analysis** *(US$ in millions, except per share data)*

| Company Name | Price 3/26/2010 | 52 Week Low | 52 Week High | FD Mkt Cap | Enterprise Value [a] | Enterprise Value [a] / LTM Rev | Enterprise Value [a] / LTM EBITDA | PE Ratios [b] 2010E | PE Ratios [b] 2011E | 5-Year SGR [b] | PE % of SGR [b] 2009E | PE % of SGR [b] 2010E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***Micro-Cap Restaurants*** | | | | | | | | | | | | |
| Ark Restaurants | $13.50 | $8.90 | $19.00 | $47.1 | $44.5 | 0.4x | 8.2x | 27.6x | 19.6x | NA | NM | NM |
| Benihana | 5.75 | 2.43 | 8.38 | 88.5 | 132.0 | 0.4x | 5.6x | NM | NA | 14.0% | NM | NM |
| Caribou Coffee | 6.80 | 1.95 | 9.38 | 140.2 | 116.8 | 0.4x | 5.5x | 18.9x | 16.2x | NA | NM | NM |
| Cosi | 0.91 | 0.26 | 1.21 | 37.2 | 32.6 | 0.3x | NM | NM | NM | NA | NM | NM |
| Famous Dave's | 7.30 | 3.02 | 7.86 | 68.0 | 78.5 | 0.6x | 4.9x | 10.4x | 9.0x | 15.0% | 69.5% | 60.1% |
| J. Alexander's | 4.24 | 2.51 | 5.99 | 25.2 | 41.4 | 0.3x | NM | NA | NA | NA | NM | NM |
| Jamba Juice | 2.75 | 0.43 | 2.82 | 145.0 | 116.5 | 0.4x | 9.7x | NM | NA | NA | NM | NM |
| Kona Grill | 3.54 | 1.17 | 4.34 | 32.4 | 30.9 | 0.4x | NM | NM | NM | 23.0% | NM | NM |
| McCormick & Schmick's | 9.89 | 3.12 | 10.14 | 147.7 | 155.1 | 0.4x | 6.6x | 22.0x | 18.0x | 15.0% | 146.5% | 119.9% |
| Mexican Restaurants Inc | 2.38 | 1.73 | 4.54 | 7.8 | 12.8 | 0.2x | 3.1x | NA | NA | NA | NM | NM |
| Morton's | 6.23 | 2.31 | 6.37 | 108.4 | 174.8 | 0.6x | NM | 22.3x | 15.6x | 13.0% | 171.2% | 119.8% |
| Pizza Inn | 2.10 | 0.98 | 2.25 | 16.8 | 17.4 | 0.4x | 6.3x | NA | NA | NA | NM | NM |
| Ruth's Chris | 5.25 | 1.02 | 5.40 | 180.4 | 304.2 | 0.9x | 8.6x | 20.2x | 18.8x | 15.0% | 134.6% | 125.0% |
| | | | | | Mean | 0.4x | 6.5x | 20.2x | 16.2x | 15.8% | 130.5% | 106.2% |
| | | | | | Median | 0.4x | 6.3x | 21.1x | 17.1x | 15.0% | 140.6% | 119.8% |
| Rubio's Restaurants (c) | $7.90 | $3.91 | $8.21 | $80.8 | $70.4 | 0.4x | 5.9x | 49.4x | 22.6x | 25.0% | 197.5% | 90.3% |
| Rubio's Restaurants (Unaffected) (c) | $6.00 | $3.91 | $8.21 | $60.8 | $50.4 | 0.3x | 4.3x | 37.5x | 17.1x | 25.0% | 150.0% | 68.6% |

(a) Enterprise Value = Market Value of Equity + Net Debt + Minority Interest.
(b) From Wall Street research.
(c) LTM revenue and EBITDA for the period ended February 21, 2010 per management.

DISCUSSION MATERIALS

38

Rubio's FRESH MEXICAN GRILL

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COWEN AND COMPANY

# Restaurant M&A Transactions

Small Cap restaurant companies have generally sold in a range of 5.5x to 7.5x LTM EBITDA

**Selected M&A Transactions 2005-2009** *(US$ in millions, except per share data)*

| Date Ann. | Target | Acquirer | Enterprise Value (a) | Enterprise Value/ LTM Revenue | Enterprise Value/ LTM EBITDA |
|---|---|---|---|---|---|
| 08/18/08 | Romano's Macaroni Grill | Golden Gate Capital | $ 109.9 | 0.2x | 2.9x |
| 06/18/08 | Café Enterprises (Fatz Café) | Milestone Partners | 60.0 | 0.7x | 6.3x |
| 04/28/08 | Max & Erma's Restaurants | G&R Acquisition | 58.7 | 0.3x | 8.9x |
| 01/29/08 | Great American Cookie Company | NexCen Brands | 93.4 | 3.6x | 7.6x |
| 11/06/07 | Cameron Mitchell Restaurants | Ruth's Chris Steak House | 92.0 | 0.9x | 7.0x |
| 08/07/07 | Pretzel Time and Pretzelmaker | NexCen Brands | 28.7 | 4.3x | 7.1x |
| 07/05/07 | Champps Entertainment | F&H Acquisition Corp. (Fox & Hound) | 70.9 | 0.3x | 5.8x |
| 06/11/07 | Back Yard Burgers | BBAC (Cherokee Advisors) | 38.3 | 0.8x | 7.8x |
| 02/27/07 | Bugaboo Creek | Trimaran Capital (Charlie Brown's Acq. Corp.) | 24.0 | 0.2x | 3.6x |
| 10/11/06 | Baja Fresh | Caliber Capital Group | 31.0 | NA | 6.2x |
| 05/30/06 | Catalina Restaurant Group | Zensho Co. | 105.0 | 0.4x | 6.4x |
| 12/29/05 | Shari's | Circle Peak Capital | 80.0 | 0.5x | 5.7x |
| | | | **Mean** | **1.1x** | **6.3x** |
| | | | **Median** | **0.5x** | **6.4x** |

(a) Represents total consideration including the assumption of liabilities and residual cash (enterprise value) when available.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS 39

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

COWEN AND COMPANY

# Comparison of Cases – OM vs. Base

In preparing the Offering Memorandum, under the direction of the Board, management incorporated revised assumptions on growth, margins and capital expenditure

The result of the aforementioned revisions is the "OM Case"

The "Base Case" was developed by management and presented to the Board on October 22, 2009

**Selected Financial Data** *(US$ in millions)*

| | | 2010E | 2011E | 2012E | 2013E | 2014E |
|---|---|---|---|---|---|---|
| Revenue | OM Case | $198.5 | $223.0 | $256.9 | $297.6 | $345.1 |
| | Base Case | 198.3 | 225.7 | 259.5 | 297.7 | 341.3 |
| | *% Change* | *0.1%* | *(1.2%)* | *(1.0%)* | *(0.0%)* | *1.1%* |
| Public (Comp) EBITDA | OM Case | $12.3 | $15.6 | $20.9 | $26.9 | $34.4 |
| | Base Case | 13.0 | 15.1 | 18.9 | 23.3 | 28.6 |
| | *% Change* | *(5.1%)* | *3.2%* | *11.1%* | *15.7%* | *20.3%* |
| | Margins: | | | | | |
| | OM Case | 6.2% | 7.0% | 8.2% | 9.0% | 10.0% |
| | Base Case | 6.5% | 6.7% | 7.3% | 7.8% | 8.4% |
| | *% Change* | *(0.3) pp* | *0.3 pp* | *0.9 pp* | *1.2 pp* | *1.6 pp* |
| Private (LBO) EBITDA | OM Case | $14.7 | $17.9 | $23.4 | $29.5 | $37.1 |
| | Base Case | 15.0 | 16.9 | 20.9 | 25.6 | 30.9 |
| | *% Change* | *(1.6%)* | *6.0%* | *11.8%* | *15.4%* | *20.0%* |
| | Margins: | | | | | |
| | OM Case | 7.4% | 8.0% | 9.1% | 9.9% | 10.8% |
| | Base Case | 7.5% | 7.5% | 8.1% | 8.6% | 9.1% |
| | *% Change* | *(0.1) pp* | *0.5 pp* | *1.0 pp* | *1.3 pp* | *1.7 pp* |

Note: Public EBITDA expenses stock-based compensation and adds back one-time charges. Private EBITDA differs from EBITDA presented in Offering Memorandum in that it expenses pre-opening.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS 40

Rubio's

CONFIDENTIAL

LBO Overview

We utilized a leveraged buyout (LBO) analysis to illustrate the potential value of Rubio’s to a financial buyer

We assumed that a financial buyer acquires Rubio’s utilizing a combination of equity and debt

We ran the LBO analysis using both the OM Case and the Base Case models

We have assumed the following financing assumptions:

Senior debt of 2.0x 2010 LTM EBITDA

• $28.0 million senior secured term loan

• Interest rate of 8.0%

Subordinated debt of 0.5x 2010 LTM EBITDA

• Cash interest rate of 15%

We have also assumed the following:

LTM EBITDA of $14.0 million (a)

Sale at end of fiscal 2014

Management promote of 10.0% of equity upside at exit

Buyer requires anticipated 20-30% IRR

IV. VALUATION OVERVIEW

(a) As of February 21, 2010 per management. Assumes private company EBITDA, which adds back stock-based compensation and public company costs.

DISCUSSION MATERIALS

41

CONFIDENTIAL

COWEN AND COMPANY

# Leveraged Buyout Analysis – OM Case

## Summary of LBO Model

(US$ in millions)

| Assumptions | | |
|---|---|---|
| Market Price [a] | $ | 7.90 |
| Purchase Price | $ | 8.60 |
| Premium / (Discount) | | 8.9% |
| Shares Outstanding at Purchase Price | | 10.3 |
| Transaction Equity Value | $ | 88.2 |
| Transaction Enterprise Value [b] | $ | 77.8 |
| LTM EBITDA (private) [c] | $ | 14.0 |
| Acquisition Multiple | | 5.6x |
| Acquisition Date | | 02/21/10 |

| Leverage | Amount | Rate |
|---|---|---|
| Senior Debt | $ 28.0 | 8.0% |
| Sub Debt | 7.0 | 15.0% |
| Total | $ 34.9 | - |

| Sources | |
|---|---|
| New Senior Debt | $ 28.0 |
| New Sub Debt | 7.0 |
| Cash on Balance Sheet | 10.4 |
| Equity Required to Acquire Company | 45.5 |
| Total | $ 90.8 |

| Uses | |
|---|---|
| Equity | $ 88.2 |
| Existing Debt | - |
| Fees | 2.6 |
| | $ 90.8 |

**Financial Statistics**

| ($ in millions) | 2009A | 2010E | 2011E | 2012E | 2013E | 2014E |
|---|---|---|---|---|---|---|
| Revenue | $ 188.9 | $ 198.5 | $ 223.0 | $ 256.9 | $ 297.6 | $ 345.1 |
| EBITDA | $ 14.1 | $ 14.7 | $ 17.9 | $ 23.4 | $ 29.5 | $ 37.1 |
| EBIT | $ 4.6 | $ 6.0 | $ 7.7 | $ 11.2 | $ 16.4 | $ 21.7 |
| Revenue Growth | | 5.1% | 12.4% | 15.2% | 15.9% | 15.9% |
| EBITDA Growth | | 4.3% | 21.4% | 30.7% | 26.2% | 25.8% |
| EBITDA Margin | 7.5% | 7.4% | 8.0% | 9.1% | 9.9% | 10.8% |

**Leverage Statistics (End of Each Year)**

| ($ in millions) | At Close | 2010E | 2011E | 2012E | 2013E | 2014E |
|---|---|---|---|---|---|---|
| Senior Debt | $ 28.0 | $ 26.6 | $ 23.8 | $ 19.6 | $ 15.4 | $ 11.2 |
| Sub Debt | $ 7.0 | $ 7.0 | $ 7.0 | $ 7.0 | $ 7.0 | $ 7.0 |
| Revolver | $ - | $ 7.7 | $ 11.4 | $ 15.6 | $ 19.0 | $ 19.8 |
| Total Debt | $ 34.9 | $ 41.3 | $ 42.1 | $ 42.2 | $ 41.3 | $ 37.9 |
| Total Debt to EBITDA | 2.5x | 2.8x | 2.4x | 1.8x | 1.4x | 1.0x |
| Fixed Charge Ratio [d] | | (0.2x) | 0.3x | 1.1x | 1.9x | 3.3x |
| Lease Adjusted Debt Ratio [e] | | 6.1x | 5.7x | 5.3x | 4.9x | 4.6x |

Note: Per OM Case projections.
(a) Closing price as of March 26, 2010.
(b) Assumes net debt as of February 21, 2010 of ($10.4) million per management.
(c) LTM private EBITDA equals public EBITDA plus stock-based compensation and public company costs as of February 21, 2010.
(d) Fixed Charge Ratio is calculated as (EBITDA – Capex)/Interest Expense.
(f) Lease Adjusted Debt Ratio is calculated as (Total debt + Capitalized rent)/EBITDAR.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

42

Rubio's Fresh Mexican Grill

CONFIDENTIAL

COWEN AND COMPANY

# Leveraged Buyout Analysis – Base Case

## Summary of LBO Model

*(US$ in millions)*

| Assumptions | | |
|---|---|---|
| Market Price [a] | $ | 7.90 |
| Purchase Price | $ | 8.60 |
| Premium / (Discount) | | 8.9% |
| Shares Outstanding at Purchase Price | | 10.3 |
| Transaction Equity Value | $ | 88.2 |
| Transaction Enterprise Value [b] | $ | 77.8 |
| LTM EBITDA (private) [c] | $ | 14.0 |
| Acquisition Multiple | | 5.6x |
| Acquisition Date | | 12/31/09 |

| Leverage | Amount | Rate |
|---|---|---|
| Senior Debt | $ 28.0 | 8.0% |
| Sub Debt | 7.0 | 15.0% |
| Total | $ 34.9 | - |

| Sources | |
|---|---|
| New Senior Debt | $ 28.0 |
| New Sub Debt | 7.0 |
| Cash on Balance Sheet | 10.4 |
| Equity Required to Acquire Company | 45.5 |
| Total | $ 90.8 |

| Uses | |
|---|---|
| Equity | $ 88.2 |
| Existing Debt | - |
| Fees | 2.6 |
| | $ 90.8 |

**Financial Statistics**

| ($ in millions) | 2009A | 2010E | 2011E | 2012E | 2013E | 2014E |
|---|---|---|---|---|---|---|
| Revenue | $ 188.9 | $ 198.3 | $ 225.7 | $ 259.5 | $ 297.7 | $ 341.3 |
| EBITDA | $ 14.1 | $ 15.0 | $ 16.9 | $ 20.9 | $ 25.6 | $ 30.9 |
| EBIT | $ 4.6 | $ 3.7 | $ 3.9 | $ 5.5 | $ 9.1 | $ 11.8 |
| Revenue Growth | | 5.0% | 13.9% | 15.0% | 14.7% | 14.7% |
| EBITDA Growth | | 6.0% | 12.7% | 24.0% | 22.2% | 21.1% |
| EBITDA Margin | 7.5% | 7.5% | 7.5% | 8.1% | 8.6% | 9.1% |

**Leverage Statistics (End of Each Year)**

| ($ in millions) | At Close | 2010E | 2011E | 2012E | 2013E | 2014E |
|---|---|---|---|---|---|---|
| Senior Debt | $ 28.0 | $ 26.6 | $ 23.8 | $ 19.6 | $ 15.4 | $ 11.2 |
| Sub Debt | $ 7.0 | $ 7.0 | $ 7.0 | $ 7.0 | $ 7.0 | $ 7.0 |
| Revolver | $ - | $ 7.8 | $ 15.2 | $ 22.9 | $ 31.5 | $ 39.2 |
| Total Debt | $ 34.9 | $ 41.3 | $ 45.9 | $ 49.5 | $ 53.9 | $ 57.4 |
| Total Debt to EBITDA | 2.5x | 2.8x | 2.7x | 2.4x | 2.1x | 1.9x |
| Fixed Charge Ratio [d] | | (0.3x) | (0.5x) | (0.1x) | 0.1x | 0.5x |
| Lease Adjusted Coverage Ratio [e] | | 5.9x | 5.9x | 5.7x | 5.5x | 5.3x |

Note: Per Base Case projections. Acquisition date of 12/31/09 was used since monthly breakout was unavailable.
(a) Closing price as of March 26, 2010.
(b) Assumes net debt as of February 21, 2010 of ($10.4) million per management.
(c) LTM private EBITDA equals public EBITDA plus stock-based compensation and public company costs as of February 21, 2010.
(d) Fixed Charge Ratio is calculated as (EBITDA – Capex)/Interest Expense.
(f) Lease Adjusted Debt Ratio is calculated as (Total debt + Capitalized rent)/EBITDAR.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

43

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

Sensitivity Analysis

OM Case

Base Case

IRR with Acquisition Price and Senior Debt Assumptions

Total Debt / EBITDA

Price

$8.00

$8.50

$9.00

$9.50

$10.00

Ent. Val

$71.4

$76.7

$82.1

$87.9

$93.7

2.0x

33.8%

31.0%

28.6%

26.4%

24.4%

2.5x

36.7%

33.4%

30.5%

28.0%

25.7%

3.0x

40.4%

36.3%

32.9%

29.9%

27.3%

3.5x

45.5%

40.2%

36.0%

32.4%

29.3%

4.0x

52.9%

45.6%

40.0%

35.5%

31.8%

Total Debt / EBITDA

Price

$8.00

$8.50

$9.00

$9.50

$10.00

Ent. Val

$71.4

$76.7

$82.1

$87.9

$93.7

2.0x

25.6%

23.0%

20.8%

18.7%

16.9%

2.5x

27.8%

24.7%

22.0%

19.7%

17.6%

3.0x

30.6%

26.8%

23.6%

20.9%

18.5%

3.5x

34.4%

29.6%

25.7%

22.4%

19.6%

4.0x

40.3%

33.6%

28.5%

24.4%

21.1%

Note: Assumes EV/EBITDA exit multiple of 6.5x.

Note: Assumes EV/EBITDA exit multiple of 6.5x.

IRR with Acquisition Price and Exit Multiple Assumptions

Exit Multiple

Price

$8.00

$8.50

$9.00

$9.50

$10.00

Ent. Val

$71.4

$76.7

$82.1

$87.9

$93.7

5.5x

31.4%

28.2%

25.5%

23.1%

20.9%

6.0x

34.2%

30.9%

28.1%

25.6%

23.4%

6.5x

36.7%

33.4%

30.5%

28.0%

25.7%

7.0x

39.1%

35.7%

32.7%

30.2%

27.9%

7.5x

41.3%

37.8%

34.8%

32.2%

29.9%

Note: Assumes 2.0x senior debt and 0.5x sub debt.

Exit Multiple

Price

$8.00

$8.50

$9.00

$9.50

$10.00

Ent. Val

$71.4

$76.7

$82.1

$87.9

$93.7

5.5x

21.9%

19.0%

16.5%

14.3%

12.3%

6.0x

25.0%

22.0%

19.4%

17.1%

15.1%

6.5x

27.8%

24.7%

22.0%

19.7%

17.6%

7.0x

30.3%

27.2%

24.5%

22.1%

19.9%

7.5x

32.7%

29.5%

26.7%

24.3%

22.1%

Note: Assumes 2.0x senior debt and 0.5x sub debt.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

44

CONFIDENTIAL

DCF Overview

We also utilized a discounted cash flow (DCF) model to calculate an implied value of Rubio’s

There are two key components to the DCF

??The present value of the stream of unlevered cash flows in the projected period

??The terminal value based on EBITDA in the outyear of the projected period

2010-2014 projections used for the DCF model were provided by Rubio’s management; we have shown both the OM Case and the Base Case

We presented the DCF with discount rates ranging from 19.0% to 23.0%

We assumed exit multiples in 2014 of 5.5x to 7.5x EBITDA

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

45

CONFIDENTIAL

COWEN AND COMPANY

# Discounted Cash Flow Analysis – OM Case

**Discounted Cash Flow Analysis** *(US$ in millions)*

| Fiscal Year Ending December | Actual 2009 | Actual P1-P2 2010 | Projected [a] P3-P12 2010 | Projected [a] 2011 | Projected [a] 2012 | Projected [a] 2013 | Projected [a] 2014 |
|---|---|---|---|---|---|---|---|
| EBITDA | $11.9 | $0.8 | $11.8 | $15.6 | $20.9 | $26.9 | $34.4 |
| Depreciation and Amortization | 9.9 | 1.5 | 8.3 | 11.6 | 13.8 | 14.9 | 17.6 |
| EBIT | 2.0 | (0.7) | 3.5 | 4.0 | 7.1 | 12.0 | 16.8 |
| Less: Taxes [b] | 0.7 | (0.3) | 1.3 | 1.5 | 2.6 | 4.4 | 6.2 |
| EBIAT [c] | 1.3 | (0.4) | 2.2 | 2.5 | 4.5 | 7.5 | 10.6 |
| Plus: Depreciation and Amortization | 9.9 | 1.5 | 8.3 | 11.6 | 13.8 | 14.9 | 17.6 |
| Plus: Stock-based Compensation | 1.2 | 0.1 | 1.3 | 1.5 | 1.6 | 1.8 | 1.9 |
| Less: Capital Expenditures, net | (7.9) | (0.6) | (14.1) | (16.6) | (19.3) | (22.3) | (25.0) |
| Decrease/(Increase) in Working Capital | (1.5) | 0.4 | (1.9) | 2.5 | 1.9 | 1.5 | 1.0 |
| **Unlevered Free Cash Flow** | **$3.0** | **$0.9** | **($4.3)** | **$1.5** | **$2.5** | **$3.4** | **$6.0** |

| Discount Rate | 19.0% | | | 21.0% | | | 23.0% | | |
|---|---|---|---|---|---|---|---|---|---|
| **Terminal EBITDA Multiple** | **5.5x** | **6.5x** | **7.5x** | **5.5x** | **6.5x** | **7.5x** | **5.5x** | **6.5x** | **7.5x** |
| 2014E EBITDA | $34.4 | $34.4 | $34.4 | $34.4 | $34.4 | $34.4 | $34.4 | $34.4 | $34.4 |
| Terminal Value | 189.1 | 223.4 | 257.8 | 189.1 | 223.4 | 257.8 | 189.1 | 223.4 | 257.8 |
| PV of Terminal Value | 81.1 | 95.8 | 110.6 | 74.8 | 88.4 | 102.0 | 69.0 | 81.6 | 94.2 |
| PV of Near-term Free Cash Flows | 3.6 | 3.6 | 3.6 | 3.2 | 3.2 | 3.2 | 2.9 | 2.9 | 2.9 |
| **Implied Enterprise Value** | **$84.7** | **$99.4** | **$114.2** | **$78.0** | **$91.6** | **$105.2** | **$71.9** | **$84.5** | **$97.0** |
| **Implied Equity Value** | **$95.1** | **$109.8** | **$124.6** | **$88.4** | **$102.0** | **$115.6** | **$82.3** | **$94.9** | **$107.5** |
| **Implied Equity Value per Share** | **$9.18** | **$10.43** | **$11.68** | **$8.59** | **$9.77** | **$10.92** | **$8.01** | **$9.16** | **$10.23** |
| **Implied Enterprise Value as a Multiple of LTM EBITDA** | **7.2x** | **8.4x** | **9.6x** | **6.6x** | **7.7x** | **8.9x** | **6.1x** | **7.1x** | **8.2x** |

Note: Discounted back to February 21, 2010. Assumes balance sheet as of February 21, 2010.
(a) 2010-2014 estimates per OM Case projections.
(b) Assumes tax rate of 37.0% per management.
(c) EBIAT reflects earnings before interest and after taxes.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS 46

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

COWEN AND COMPANY

# Discounted Cash Flow Analysis – Base Case

**Discounted Cash Flow Analysis** *(US$ in millions)*

| Fiscal Year Ending December | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 |
|---|---|---|---|---|---|---|
| | | Projected [a] | | | | |
| EBITDA | $11.7 | $13.0 | $15.1 | $18.9 | $23.3 | $28.6 |
| Depreciation and Amortization | 9.9 | 11.2 | 13.0 | 15.4 | 16.4 | 19.2 |
| EBIT | 1.8 | 1.7 | 2.1 | 3.5 | 6.8 | 9.4 |
| Less: Taxes [b] | 0.7 | 0.6 | 0.8 | 1.3 | 2.5 | 3.5 |
| EBIAT [c] | 1.1 | 1.1 | 1.3 | 2.2 | 4.3 | 5.9 |
| Plus: Depreciation and Amortization | 9.9 | 11.2 | 13.0 | 15.4 | 16.4 | 19.2 |
| Plus: Stock-based Compensation | 0.9 | 1.2 | 1.0 | 1.2 | 1.5 | 1.5 |
| Less: Capital Expenditures, net | (8.1) | (16.0) | (18.8) | (21.3) | (25.3) | (28.5) |
| Decrease/(Increase) in Working Capital | (0.7) | (1.8) | 1.3 | 1.5 | 1.6 | 1.5 |
| Decrease/(Increase) in Other Long-Term Assets and Liabilities | 0.6 | 0.6 | 0.7 | 0.7 | 0.8 | 0.8 |
| **Unlevered Free Cash Flow** | **$3.7** | **($3.7)** | **($1.6)** | **($0.3)** | **($0.8)** | **$0.4** |

| **Discount Rate** | | **19.0%** | | | **21.0%** | | | **23.0%** | |
|---|---|---|---|---|---|---|---|---|---|
| **Terminal EBITDA Multiple** | **5.5x** | **6.5x** | **7.5x** | **5.5x** | **6.5x** | **7.5x** | **5.5x** | **6.5x** | **7.5x** |
| 2014E EBITDA | $28.6 | $28.6 | $28.6 | $28.6 | $28.6 | $28.6 | $28.6 | $28.6 | $28.6 |
| Terminal Value | 157.2 | 185.7 | 214.3 | 157.2 | 185.7 | 214.3 | 157.2 | 185.7 | 214.3 |
| PV of Terminal Value | 65.9 | 77.8 | 89.8 | 60.6 | 71.6 | 82.6 | 55.8 | 66.0 | 76.1 |
| PV of Near-term Free Cash Flows | (5.0) | (5.0) | (5.0) | (4.9) | (4.9) | (4.9) | (4.8) | (4.8) | (4.8) |
| **Implied Enterprise Value** | **$60.9** | **$72.9** | **$84.8** | **$55.7** | **$66.7** | **$77.7** | **$51.0** | **$61.1** | **$71.3** |
| **Implied Equity Value** | **$70.4** | **$82.4** | **$94.4** | **$65.2** | **$76.2** | **$87.3** | **$60.5** | **$70.7** | **$80.8** |
| **Implied Equity Value per Share** | **$6.89** | **$8.02** | **$9.12** | **$6.40** | **$7.44** | **$8.48** | **$5.95** | **$6.91** | **$7.87** |
| **Implied Enterprise Value as a Multiple of LTM EBITDA** | **5.1x** | **6.2x** | **7.2x** | **4.7x** | **5.6x** | **6.6x** | **4.3x** | **5.2x** | **6.0x** |

Note: Discounted back to December 31, 2009 since monthly breakout was unavailable. Assumes balance sheet as of December 31, 2009.
(a) 2010-2014 estimates per Base Case projections.
(b) Assumes tax rate of 37.0% per management.
(c) EBIAT reflects earnings before interest and after taxes.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

47

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

Selected Premiums Paid Analysis

Selected Premiums Analysis — 2000-2010 YTD Completed M&A Transactions

Premium (Quartiles)

Unaffected Spot Price

First

Third

Implied Range

1-Day/Current Price ($6.00)

16.7%

—

50.6%

$7.00

—

$9.04

Unaffected Average Prices

1-Week ($6.15)

14.2%

—

45.9%

$7.03

—

$8.98

1-Month ($6.44)

19.3%

—

54.0%

7.68

—

9.92

3-Months ($6.25)

21.7%

—

57.0%

7.61

—

9.81

6-Months ($6.05)

19.6%

—

66.0%

7.23

—

10.04

1 Year ($4.79)

16.7%

—

61.3%

5.58

—

7.72

IV VALUATION OVERVIEW.

Note: Based on the unaffected price as of October 14, 2009, prior to the proposed $8.00 offer by Alex Meruelo and Levine Leichtman, which was rejected by the Board on October 29, 2009. Per Factset and SDC. Includes completed transactions from 2000 to date with a value greater than $75 million and less than $150 million.

DISCUSSION MATERIALS 48

CONFIDENTIAL

Valuation Summary

LTM EBITDA

2010E EPS - Consensus

Publicly Traded

2011E EPS - Consensus

Comparables

2010E EPS - OM

2011E EPS - OM

Precedent Transactions Analysis

LBO Analysis - OM Case

LBO Analysis

LBO Analysis - Base Case

DCF Analysis - OM Case

DCF Analysis

DCF Analysis - Base Case

1-Day/Spot

30-Day Average

Selected Premiums

3-Months Average

Analysis

(Unaffected Prices)

6-Months Average

1-Year Average

Unaffected: $6.00

Meruelo/LLCP: $8.50 Current: $7.90 Mill Road: $8.60

$7.39

$9.57

$2.88

$3.84

$5.25

$7.00

$2.37

$3.16

$3.97

$5.29

$7.39

$9.57

$9.09

$11.55

$7.68

$9.42

$8.01

$11.68

$5.95

$9.12

$7.00

$9.04

$7.68

$9.92

$7.61

$9.81

$7.23

$10.04

$5.58

$7.72

$0 $2 $4 $6 $8 $10 $12 $14 Stock Price

IV VALUATION OVERVIEW.

DISCUSSION MATERIALS 49

CONFIDENTIAL

COWEN AND COMPANY

# Summary Valuation

| Summary Valuation | | | | | |
|---|---|---|---|---|---|
| Methodology | RUBO Figure | Multiple Range | Implied Enterprise Value | Implied Equity Value | Implied Stock Price |
| **Comparable Public Companies Analysis** | | | | | |
| LTM EBITDA as of 2/21/10 | $11.8 | 5.5x - 7.5x | $65.1 - $88.7 | $75.5 - $99.2 | $7.39 - $9.57 |
| Wall Street Research Estimates: | | | | | |
| 2010E EPS | $0.16 | 18.0x - 24.0x | | | $2.88 - $3.84 |
| 2011E EPS | 0.35 | 15.0x - 20.0x | | | $5.25 - $7.00 |
| OM Projections: | | | | | |
| 2010E EPS | $0.13 | 18.0x - 24.0x | | | $2.37 - $3.16 |
| 2011E EPS | 0.26 | 15.0x - 20.0x | | | $3.97 - $5.29 |
| **Selected Precedent Transactions Analysis** | | | | | |
| LTM EBITDA as of 2/21/10 | $11.8 | 5.5x - 7.5x | $65.1 - $88.7 | $75.5 - $99.2 | $7.39 - $9.57 |
| **LBO Valuation** | | | | | |
| OM Case (20-30% Return) | $7.90 | 15.0% - 46.2% | | | $9.09 - $11.55 |
| Base Case (20-30% Return) | 7.90 | (2.8%) - 19.3% | | | $7.68 - $9.42 |
| **Discounted Cash Flow Analysis** | | | | | |
| OM Case | | 5.5x - 7.5x | $71.9 - $114.2 | $82.3 - $124.6 | $8.01 - $11.68 |
| Base Case | | 5.5x - 7.5x | $51.0 - $84.8 | $60.5 - $94.4 | $5.95 - $9.12 |
| **Selected Premiums Analysis** | | | | | |
| **Unaffected:** | | | | | |
| 1-Day/Spot | $6.00 | 16.7% - 50.6% | | | $7.00 - $9.04 |
| 30-Day Average ($6.44) | 6.44 | 19.3% - 54.0% | | | $7.68 - $9.92 |
| 3-Months Average ($6.25) | 6.25 | 21.7% - 57.0% | | | $7.61 - $9.81 |
| 6-Months Average ($6.05) | 6.05 | 19.6% - 66.0% | | | $7.23 - $10.04 |
| 1 Year Average ($4.79) | 4.79 | 16.7% - 61.3% | | | $5.58 - $7.72 |

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

50

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

Valuation at Various Share Prices

Multiples at Various Share Prices

(US$ in millions)

Share Price

$6.00 (a) $7.90 (b)

$8.00

$8.50

$9.00

$9.50

$10.00

Premium/(Discount)

Unaffected Price of $6.00

0.0%

31.7%

33.3%

41.7%

50.0%

58.3%

66.7%

Current Price of $7.90

(24.1%)

0.0%

1.3%

7.6%

13.9%

20.3%

26.6%

1-Week Average Price of $7.45

(19.5%)

6.0%

7.3%

14.0%

20.7%

27.4%

34.2%

30-Day Average Price of $7.36

(18.5%)

7.3%

8.6%

15.4%

22.2%

29.0%

35.8%

3-Month Average Price of $7.21

(16.8%)

9.6%

11.0%

17.9%

24.9%

31.8%

38.7%

6-Month Average Price of $6.38

(5.9%)

23.9%

25.4%

33.3%

41.1%

49.0%

56.8%

52-Week High of $7.85

(23.6%)

0.6%

1.9%

8.3%

14.6%

21.0%

27.4%

52-Week Low of $2.16

177.8%

265.7%

270.4%

293.5%

316.7%

339.8%

363.0%

Implied Equity Value

$60.8

$80.8

$81.9

$87.1

$92.5

$98.4

$104.2

Implied Enterprise Value (c)

$50.4

$70.4

$71.4

$76.7

$82.1

$87.9

$93.7

Fully Diluted Shares (Basic + CSEs)

10.136

10.229

10.233

10.250

10.282

10.353

10.417

Implied Enterprise Value/:

LTM EBITDA (c)

4.3x

5.9x

6.0x

6.5x

6.9x

7.4x

7.9x

Implied Equity Value/:

2010E EPS (OM Case) (d)

45.6x

60.0x

60.8x

64.6x

68.4x

72.2x

76.0x

2010E EPS (Consensus) (e)

37.5x

49.4x

50.0x

53.1x

56.3x

59.4x

62.5x

2011E EPS (OM Case) (d)

22.7x

29.9x

30.2x

32.1x

34.0x

35.9x

37.8x

2011E EPS (Consensus) (e)

17.1x

22.6x

22.9x

24.3x

25.7x

27.1x

28.6x

IV VALUATION OVERVIEW.

(a) Unaffected price as of October 14, 2009, prior to the proposed $8.00 offer by Alex Meruelo and Levine Leichtman, which was rejected by the Board on October 29, 2009. (b) Current price as of March 24, 2010.

(c)	For the period ended February 21, 2010. (d) Per OM projections.
(e)	Per Wall Street Research.

DISCUSSION MATERIALS 51

CONFIDENTIAL

COWEN AND COMPANY

# The Potential Value of Status Quo — EBITDA (OM Case)

The ability to drive future shareholder value depends on Rubio's future performance and future market multiples

**Projected Potential Value at EBITDA Multiples** *(US$ in millions, except per share data)*

| | | 2010E | 2011E | 2012E | 2013E | 2014E |
|---|---|---|---|---|---|---|
| EBITDA [a] | | $12.3 | $15.6 | $20.9 | $26.9 | $34.4 |
| *% growth* | | *3.2%* | *26.4%* | *34.5%* | *28.6%* | *27.7%* |
| Unaffected Enterprise Value [b] | $50.4 | | | | | |
| Unaffected Equity Value [b] | $60.8 | | | | | |
| Unaffected Stock Price [b] | $6.00 | | | | | |
| Unaffected LTM EBITDA Multiple | 4.3x | | | | | |
| Future Enterprise Values at Various EBITDA Multiples | | | | | | |
| 4.0x | | $ 49.2 | $ 62.3 | $ 83.8 | $ 107.7 | $ 137.5 |
| 5.0x | | 61.6 | 77.8 | 104.7 | 134.6 | 171.9 |
| 6.0x | | 73.9 | 93.4 | 125.6 | 161.5 | 206.3 |
| 7.0x | | 86.2 | 109.0 | 146.6 | 188.4 | 240.6 |
| 8.0x | | 98.5 | 124.5 | 167.5 | 215.4 | 275.0 |
| Future Stock Prices at Various EBITDA Multiples | | | | | | |
| 4.0x | | $ 5.69 | $ 7.28 | $ 9.66 | $ 12.16 | $ 15.36 |
| 5.0x | | 6.86 | 8.75 | 11.44 | 14.43 | 18.25 |
| 6.0x | | 8.02 | 10.08 | 13.20 | 16.69 | 21.13 |
| 7.0x | | 9.15 | 11.40 | 14.96 | 18.95 | 24.02 |
| 8.0x | | 10.20 | 12.72 | 16.72 | 21.21 | 26.91 |
| Implied Current Stock Price [c] | | | | | | |
| 4.0x | | $ 4.91 | $ 5.19 | $ 5.69 | $ 5.93 | $ 6.18 |
| 5.0x | | 5.92 | 6.24 | 6.74 | 7.03 | 7.35 |
| 6.0x | | 6.92 | 7.19 | 7.78 | 8.13 | 8.51 |
| 7.0x | | 7.90 | 8.13 | 8.82 | 9.23 | 9.67 |
| 8.0x | | 8.80 | 9.07 | 9.86 | 10.33 | 10.83 |

(a) Per OM Case projections.
(b) Stock price as of October 14, 2009.
(c) Future stock prices discounted to March 24, 2010 using cost of equity at 21.0%.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS 52

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

COWEN AND COMPANY

# The Potential Value of Status Quo — EBITDA (OM Case)

**Projected Potential Value at EBITDA Multiples** *(US$ in millions, except per share data)*

| | | 2010E | 2011E | 2012E | 2013E | 2014E |
|---|---|---|---|---|---|---|
| EBITDA [a] | | $12.3 | $15.6 | $20.9 | $26.9 | $34.4 |
| *% growth* | | *3.2%* | *26.4%* | *34.5%* | *28.6%* | *27.7%* |
| Unaffected Enterprise Value [b] | $50.4 | | | | | |
| Unaffected Equity Value [b] | $60.8 | | | | | |
| Unaffected Stock Price [b] | $6.00 | | | | | |
| Unaffected LTM EBITDA Multiple | 4.3x | | | | | |
| **Future Enterprise Values at Various EBITDA Multiples** | | | | | | |
| 4.0x | | $ 49.2 | $ 62.3 | $ 83.8 | $ 107.7 | $ 137.5 |
| 5.0x | | 61.6 | 77.8 | 104.7 | 134.6 | 171.9 |
| 6.0x | | 73.9 | 93.4 | 125.6 | 161.5 | 206.3 |
| 7.0x | | 86.2 | 109.0 | 146.6 | 188.4 | 240.6 |
| 8.0x | | 98.5 | 124.5 | 167.5 | 215.4 | 275.0 |
| **Future Stock Prices at Various EBITDA Multiples** | | | | | | |
| 4.0x | | $ 5.69 | $ 7.28 | $ 9.66 | $ 12.16 | $ 15.36 |
| 5.0x | | 6.86 | 8.75 | 11.44 | 14.43 | 18.25 |
| 6.0x | | 8.02 | 10.08 | 13.20 | 16.69 | 21.13 |
| 7.0x | | 9.15 | 11.40 | 14.96 | 18.95 | 24.02 |
| 8.0x | | 10.20 | 12.72 | 16.72 | 21.21 | 26.91 |
| **Annualized Return to Meruelo Offer of $8.50** | | | | | | |
| 4.0x | | (40.5%) | (8.4%) | 4.7% | 10.0% | 13.2% |
| 5.0x | | (24.2%) | 1.6% | 11.3% | 15.1% | 17.4% |
| 6.0x | | (7.2%) | 10.1% | 17.2% | 19.6% | 21.0% |
| 7.0x | | 10.0% | 18.0% | 22.6% | 23.7% | 24.3% |
| 8.0x | | 26.6% | 25.5% | 27.6% | 27.4% | 27.3% |
| **Annualized Return to Mill Road Offer of $8.60** | | | | | | |
| 4.0x | | (41.4%) | (9.0%) | 4.3% | 9.6% | 12.9% |
| 5.0x | | (25.4%) | 1.0% | 10.8% | 14.7% | 17.1% |
| 6.0x | | (8.6%) | 9.4% | 16.7% | 19.2% | 20.7% |
| 7.0x | | 8.4% | 17.2% | 22.1% | 23.3% | 24.0% |
| 8.0x | | 24.7% | 24.7% | 27.1% | 27.0% | 27.0% |

(a) Per OM Case projections.
(b) Unaffected stock price as of October 14, 2009.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS 53

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

The Potential Value of Status Quo —Forward P/E (OM Case)

We believe it is unlikely the company will trade based on its current P/E multiple

A lack of significant ramp in absolute EPS until 2012 makes value creation difficult to assess

IV VALUATION OVERVIEW.

Projected Potential Value at Forward P/E Multiples

(US$ in millions, except per share data)

2010E

2011E

2012E

2013E

2014E

Forward Year EPS (a)

$0.13

$0.26

$0.45

$0.72

$0.99

% growth

101.0%

69.0%

61.3%

36.7%

Unaffected Equity Value (b)

$60.8

Unaffected Stock Price (b)

$6.00

Unaffected 2010 P/E Multiple

37.5x

Future Stock Prices at Various P/E Multiples

15.0x

$3.97

$6.71

$10.82

$14.78

18.0x

4.76

8.05

12.98

17.74

20.0x

5.29

8.94

14.42

19.71

22.0x

5.82

9.84

15.86

21.68

25.0x

6.62

11.18

18.03

24.64

Implied Current Stock Price (c)

15.0x

$3.43

$4.79

$6.38

$7.21

18.0x

4.12

5.75

7.66

8.65

20.0x

4.57

6.39

8.51

9.61

22.0x

5.03

7.02

9.36

10.57

25.0x

5.72

7.98

10.64

12.01

(a)	Per OM Case projections.
(b)	Stock price as of October 14, 2009.
(c)	Future stock prices discounted to March 26, 2010 using cost of equity at 21.0%.

DISCUSSION MATERIALS 54

CONFIDENTIAL

The Potential Value of Status Quo —Forward P/E (OM Case)

Projected Potential Value at Forward P/E Multiples

(US$ in millions, except per share data)

2010E

2011E

2012E

2013E

2014E

Forward Year EPS (a)

$0.13

$0.26

$0.45

$0.72

$0.99

% growth

101.0%

69.0%

61.3%

36.7%

Unaffected Equity Value (b)

$60.8

Unaffected Stock Price (b)

$6.00

Unaffected 2010 P/E Multiple

37.5x

Future Stock Prices at Various P/E Multiples

15.0x

$3.97

$6.71

$10.82

$14.78

18.0x

4.76

8.05

12.98

17.74

20.0x

5.29

8.94

14.42

19.71

22.0x

5.82

9.84

15.86

21.68

25.0x

6.62

11.18

18.03

24.64

Annualized Return to Meruelo Offer of $8.50

15.0x

(62.9%)

(12.5%)

9.1%

15.8%

18.0x

(53.0%)

(3.0%)

16.5%

21.6%

20.0x

(46.1%)

2.9%

21.1%

25.0%

22.0x

(38.9%)

8.6%

25.3%

28.2%

25.0x

(27.9%)

16.8%

31.2%

32.6%

Annualized Return to Mill Road Offer of $8.60

15.0x

(63.5%)

(13.1%)

8.6%

15.5%

18.0x

(53.7%)

(3.7%)

16.0%

21.2%

20.0x

(46.9%)

2.2%

20.5%

24.6%

22.0x

(39.9%)

7.9%

24.8%

27.8%

25.0x

(29.0%)

16.0%

30.7%

32.2%

IV. VALUATION OVERVIEW

(a)	Per OM Case projections.
(b)	Unaffected stock price as of October 14, 2009.

DISCUSSION MATERIALS 55

CONFIDENTIAL

COWEN AND COMPANY

# The Potential Value of Status Quo — EBITDA (Base Case)

**Projected Potential Value at EBITDA Multiples** *(US$ in millions, except per share data)*

| | | 2010E | 2011E | 2012E | 2013E | 2014E |
|---|---|---|---|---|---|---|
| EBITDA [a] | | $13.0 | $15.1 | $18.9 | $23.3 | $28.6 |
| *% growth* | | *8.7%* | *16.3%* | *25.0%* | *23.4%* | *22.9%* |
| Unaffected Enterprise Value [b] | $50.4 | | | | | |
| Unaffected Equity Value [b] | $60.8 | | | | | |
| Unaffected Stock Price [b] | $6.00 | | | | | |
| Unaffected LTM EBITDA Multiple | 4.3x | | | | | |
| Future Enterprise Values at Various EBITDA Multiples | | | | | | |
| 4.0x | | $ 51.9 | $ 60.3 | $ 75.4 | $ 93.0 | $ 114.3 |
| 5.0x | | 64.9 | 75.4 | 94.3 | 116.3 | 142.9 |
| 6.0x | | 77.8 | 90.5 | 113.1 | 139.5 | 171.5 |
| 7.0x | | 90.8 | 105.6 | 132.0 | 162.8 | 200.0 |
| 8.0x | | 103.8 | 120.6 | 150.8 | 186.1 | 228.6 |
| Future Stock Prices at Various EBITDA Multiples | | | | | | |
| 4.0x | | $ 5.47 | $ 6.24 | $ 7.76 | $ 9.34 | $ 11.16 |
| 5.0x | | 6.70 | 7.67 | 9.47 | 11.31 | 13.57 |
| 6.0x | | 7.93 | 9.07 | 11.07 | 13.28 | 15.97 |
| 7.0x | | 9.12 | 10.35 | 12.66 | 15.23 | 18.37 |
| 8.0x | | 10.23 | 11.62 | 14.25 | 17.18 | 20.77 |
| Implied Current Stock Price [c] | | | | | | |
| 4.0x | | $ 4.73 | $ 4.46 | $ 4.58 | $ 4.56 | $ 4.50 |
| 5.0x | | 5.79 | 5.47 | 5.59 | 5.52 | 5.47 |
| 6.0x | | 6.85 | 6.47 | 6.53 | 6.47 | 6.44 |
| 7.0x | | 7.88 | 7.39 | 7.47 | 7.43 | 7.40 |
| 8.0x | | 8.83 | 8.30 | 8.41 | 8.38 | 8.37 |

(a) Per Base Case projections.
(b) Stock price as of October 14, 2010.
(c) Future stock prices discounted to March 26, 2010 using cost of equity at 21.0%.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS

56

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

COWEN AND COMPANY

# The Potential Value of Status Quo — EBITDA (Base Case)

**Projected Potential Value at EBITDA Multiples** *(US$ in millions, except per share data)*

| | | 2010E | 2011E | 2012E | 2013E | 2014E |
|---|---|---|---|---|---|---|
| EBITDA [a] | | $13.0 | $15.1 | $18.9 | $23.3 | $28.6 |
| *% growth* | | *8.7%* | *16.3%* | *25.0%* | *23.4%* | *22.9%* |
| Unaffected Enterprise Value [b] | $50.4 | | | | | |
| Unaffected Equity Value [b] | $60.8 | | | | | |
| Unaffected Stock Price [b] | $6.00 | | | | | |
| Unaffected LTM EBITDA Multiple | 4.3x | | | | | |
| Future Enterprise Values at Various EBITDA Multiples | | | | | | |
| 4.0x | | $ 51.9 | $ 60.3 | $ 75.4 | $ 93.0 | $ 114.3 |
| 5.0x | | 64.9 | 75.4 | 94.3 | 116.3 | 142.9 |
| 6.0x | | 77.8 | 90.5 | 113.1 | 139.5 | 171.5 |
| 7.0x | | 90.8 | 105.6 | 132.0 | 162.8 | 200.0 |
| 8.0x | | 103.8 | 120.6 | 150.8 | 186.1 | 228.6 |
| Future Stock Prices at Various EBITDA Multiples | | | | | | |
| 4.0x | | $ 5.47 | $ 6.24 | $ 7.76 | $ 9.34 | $ 11.16 |
| 5.0x | | 6.70 | 7.67 | 9.47 | 11.31 | 13.57 |
| 6.0x | | 7.93 | 9.07 | 11.07 | 13.28 | 15.97 |
| 7.0x | | 9.12 | 10.35 | 12.66 | 15.23 | 18.37 |
| 8.0x | | 10.23 | 11.62 | 14.25 | 17.18 | 20.77 |
| Annualized Return to Meruelo Offer of $8.50 | | | | | | |
| 4.0x | | (43.7%) | (16.0%) | (3.2%) | 2.5% | 5.9% |
| 5.0x | | (26.6%) | (5.7%) | 4.0% | 7.9% | 10.3% |
| 6.0x | | (8.7%) | 3.7% | 10.0% | 12.6% | 14.1% |
| 7.0x | | 9.6% | 11.8% | 15.5% | 16.7% | 17.5% |
| 8.0x | | 27.2% | 19.4% | 20.5% | 20.5% | 20.6% |
| Annualized Return to Mill Road Offer of $8.60 | | | | | | |
| 4.0x | | (44.6%) | (16.6%) | (3.6%) | 2.2% | 5.6% |
| 5.0x | | (27.7%) | (6.3%) | 3.5% | 7.6% | 10.0% |
| 6.0x | | (10.1%) | 3.0% | 9.6% | 12.2% | 13.9% |
| 7.0x | | 8.0% | 11.0% | 15.0% | 16.4% | 17.3% |
| 8.0x | | 25.3% | 18.6% | 20.0% | 20.2% | 20.3% |

(a) Per Base Case projections.
(b) Stock price as of October 14, 2009.

IV. VALUATION OVERVIEW

DISCUSSION MATERIALS 57

Rubio's FRESH MEXICAN GRILL

CONFIDENTIAL

The Potential Value of Status Quo — Forward P/E (Base Case)

Projected Potential Value at Forward P/E Multiples

(US$ in millions, except per share data)

2010E

2011E

2012E

2013E

2014E

Forward Year EPS (a)

$0.07

$0.11

$0.19

$0.38

$0.52

% growth

45.3%

78.6%

100.7%

37.0%

Unaffected Equity Value (b)

$60.8

Unaffected Stock Price (b)

$6.00

6Unaffected 2010 P/E Multiple

37.5x

Future Stock Prices at Various P/E Multiples

15.0x

$1.58

$2.82

$5.66

$7.76

18.0x

1.90

3.39

6.80

9.31

20.0x

2.11

3.76

7.55

10.34

22.0x

2.32

4.14

8.31

11.38

25.0x

2.63

4.70

9.44

12.93

Implied Current Stock Price (c)

15.0x

$1.37

$2.02

$3.34

$3.78

18.0x

1.64

2.42

4.01

4.54

20.0x

1.82

2.69

4.46

5.04

22.0x

2.00

2.96

4.90

5.55

25.0x

2.28

3.36

5.57

6.31

IV. VALUATION OVERVIEW

(a)	Per Base Case projections. (b) Stock price as of October 14, 2010.
(c)	Discounted back to March 26, 2010 using cost of equity at 21.0%.

DISCUSSION MATERIALS 58

CONFIDENTIAL

The Potential Value of Status Quo — Forward P/E (Base Case)

Projected Potential Value at Forward P/E Multiples

(US$ in millions, except per share data)

2010E

2011E

2012E

2013E

2014E

Forward Year EPS (a)

$0.07

$0.11

$0.19

$0.38

$0.52

% growth

45.3%

78.6%

100.7%

37.0%

Unaffected Equity Value (b)

$60.8

Unaffected Stock Price (b)

$6.00

Unaffected 2010 P/E Multiple

37.5x

Future Stock Prices at Various P/E Multiples

15.0x

$1.58

$

2.82 $

5.66

$7.76

18.0x

1.90

3.39

6.80

9.31

20.0x

2.11

3.76

7.55

10.34

22.0x

2.32

4.14

8.31

11.38

25.0x

2.63

4.70

9.44

12.93

Annualized Return to Meruelo Offer of $8.50

15.0x

(88.8%)

(46.4%)

(13.6%)

(2.4%)

18.0x

(85.8%)

(40.6%)

(7.8%)

2.4%

20.0x

(83.8%)

(36.9%)

(4.2%)

5.3%

22.0x

(81.6%)

(33.4%)

(0.8%)

8.0%

25.0x

(78.3%)

(28.4%)

3.9%

11.8%

Annualized Return to Mill Road Offer of $8.60

15.0x

(89.0%)

(46.8%)

(14.0%)

(2.7%)

18.0x

(86.1%)

(41.0%)

(8.2%)

2.1%

20.0x

(84.0%)

(37.4%)

(4.6%)

5.0%

22.0x

(81.9%)

(33.9%)

(1.2%)

7.7%

25.0x

(78.6%)

(28.9%)

3.4%

11.4%

IV. VALUATION OVERVIEW

(a)	Per Base Case projections. (b) Stock price as of October 14, 2009.

DISCUSSION MATERIALS 59

CONFIDENTIAL

V. Discussions and Q&A